Phoenix Investment Partners
                                  ANNUAL REPORT

                                NOVEMBER 30, 1999

[GRAPHIC OMITTED]               Phoenix-Aberdeen
ABERDEEN                        International Fund

[GRAPHIC OMITTED]               Phoenix-Duff & Phelps
DUFF&PHELPS                     Real Estate
                                Securities Fund


[GRAPHIC OMITTED]               Phoenix-Goodwin
GOODWIN                         Emerging Markets
                                Bond Fund

                                Phoenix-Goodwin
                                Tax-Exempt Bond
                                Fund

[GRAPHIC OMITTED]
(BULLET)SENECA(BULLET)          Phoenix-Seneca
                                Mid Cap Fund

[GRAPHIC OMITTED]
PHOENIX INVESTMENT PARTNERS

[GRAPHIC OMITTED]
PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     We are pleased to provide this annual report for the Phoenix
Multi-Portfolio Fund for the 12 months ended November 30, 1999. On the following pages, your Funds' portfolio managers review market events over the last year and discuss their investment strategy. We hope you find their comments informative.

     As the new year begins, this may be a good time to review a few "basics of investing." Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your investment goals.

     REMAIN FOCUSED ON YOUR LONG-TERM INVESTMENT STRATEGY. Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market or the fund's share price begins to move up. And over time, that could make a big difference in how successful you are in achieving your financial goals.

     DIVERSIFY YOUR PORTFOLIO. Spreading your investments among different asset classes and investment styles helps reduce risk. If one type of investment doesn't perform well over a certain time period, it may be offset by the good results of another investment.

     TAKE ADVANTAGE OF DOLLAR-COST AVERAGING. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This is called dollar-cost averaging, and it means that when prices are low you will be buying more units and when prices are high, you'll buy less. Periodic investment plans do not assure a profit or protect against a loss in declining markets. This type of plan involves continuous investments in securities regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

     If you have any questions, please contact your financial advisor or call us at 1-800-243-1574, between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,
/S/PHILIP R. MCLOUGHLIN
Philip R. McLoughlin

DECEMBER 8, 1999

Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Aberdeen International Fund........................................... 3
Phoenix-Duff & Phelps Real Estate Securities Fund.............................14
Phoenix-Goodwin Emerging Markets Bond Fund....................................23
Phoenix-Goodwin Tax-Exempt Bond Fund..........................................33
Phoenix-Seneca Mid Cap Fund...................................................42
Notes to Financial Statements.................................................50

PHOENIX-ABERDEEN INTERNATIONAL FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in an internationally diversified portfolio of equity securities. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THE PAST YEAR?

A: For the year ended November 30, 1999 Class A shares returned 19.22% and Class B shares returned 18.45% compared with a return of 21.43% for the Fund's benchmark index, the MSCI EAFE Index 1. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS MOST AFFECTED PERFORMANCE?

A: All stock markets have traveled a considerable distance since the dark days of October 1998 and indeed most are substantially higher than at the previous peaks a year ago. In Western equity markets, much of Europe has made significant headway but for U.S. investors these returns have been diminished by the weakness of the euro against a strong dollar.

     For the greater part of this year, Far Eastern markets have been busy garnering new/reconstructed converts, with foreign money the sole source of support for Japan and an important one for Asia Pacific. The restructuring story continues to drive Japan forward, and unlike Europe, the strength of the yen has boosted returns for U.S. investors. Emerging markets have seen their customary volatility bottom, in general, and have benefited from the strenthening global recovery, with industrial production now accelerating virtually everywhere. Y2K risks and rising U.S. interest rates have put upward pressure on risk premiums, while political developments in Brazil have not helped but further progress is still expected.

     The past month has witnessed some truly spectacular stock market performances. Many commentators had expected some fireworks in the run-up to the end of the year, but not all one way. In all major markets the technology/ telecommunmications sectors led the surge, indicating once again the trend towards globalization. Momentum buying, merger and acquisition activity and probably a genuine desire by many investors to be fully invested in the fastest growing sectors of the economy all combined to produce such a move on massive volumes. The scale of some of the advances in the UK and Europe as well as the U.S., however, defies "traditional" rational judgment. The footprint of U.S. investors keen to build up UK and European technology weightings is as obvious as it was when cyclicals surged so massively earlier in the year. For many companies, absolutely nothing has changed, forecasts are the same, and their prospects ar the same, yet share prices of some very large companies have rocketed.

1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF FOREIGN STOCK MARKET PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT CHANGES HAVE BEEN MADE TO THE FUND'S ASSET ALLOCATION?

A: During the year we reduced our overweighting in Continental Europe and the UK, while taking a 5% weighting in Canada and doubling our exposure to the Far East excluding Japan. These changes have proved beneficial as our Canadian holdings have outperformed, while Europe has suffered due to the weak currency.

Q: WHAT IS THE OUTLOOK FOR INTERNATIONAL MARKETS?

A: In Europe growth continues to accelerate, with France in the vanguard and Germany now in a "clear upswing," according to the Bundesbank. With monetary policy still accommodative, overall euro-zone growth could approach 3% next year. Recent data releases in the UK, such as retail sales and the labor reports, suggest annualized GDP growth of around 4.0% can be sustained in the coming quarters. Japan's latest stimulus package, together with some pickup in consumer spending, should ensure positive growth figures for next year, even though capital investment remains a drag for now. Elsewhere in the Far East, booming export growth, accelerating capital investment, and private consumption are ensuring extremely high comparative growth numbers.

     Overall, for the first time in a decade, global economic performance is converging, with current buoyant activity around the world being forecast to be maintained for several years by most economic commentators. While Western central banks have embarked on a first phase of monetary tightening, this has only partly or fully reversed earlier easing. Thus, for the time being, monetary conditions in general remain supportive of growth.

Despite growing commodity-related pressures, core inflation remains remarkably subdued worldwide. UK inflation appears as remarkably well behaved as that of the U.S. The UK's monetary policy committee is, however, likely to remain pre-emptive and short circuit any sustained pickup in inflation. The 50-basis-point rate rise in November was intended to head off any inflationary acceleration, and forecasts in general for next year remain below the euro-zone upper limit of 2%.

     Even though inflation figures may remain subdued, the November interest rate increases in the UK and euro-zone are likely to be the opening salvo in a move towards tighter monetary conditions next year. The financial backdrop remains supportive of growth, and short and long rates are still low by historic standards, while global equity markets are on the rise.

     In general, most equity markets are still below our estimates of "fair value" and, therefore, while having rallied hard in recent times, have not discounted the progress that we expect for next year. The U.S. remains the key risk. Bond yields look to be heading higher in the near term, but recent developments in the UK gilt market are highly instructive for others when shortages develop. Overall, we are reasonably positive about next year for the international markets but would rather increase weightings in equities on any potential setback.

                                                               DECEMBER 10, 1999

Phoenix-Aberdeen International Fund
  AVERAGE ANNUAL TOTAL RETURNS 1                          PERIOD ENDING 11/30/99

                                                         INCEPTION     INCEPTION
                           1 YEAR   5 YEARS   10 YEARS   TO 11/30/99     DATE
                           ------   -------   --------   ----------   ----------
Class A Shares at NAV 2    19.22%    15.06%    10.66%         --         11/1/89
Class A Shares at POP 3    13.55     13.95     10.12          --         11/1/89

Class B Shares at NAV 2    18.45     14.20        --       12.80%        7/15/94
Class B Shares with CDSC 4 14.66     14.20        --       12.80         7/15/94

Class C Shares at NAV 2       --        --        --       14.41         3/30/99
Class C Shares with CDSC 4    --        --        --       13.41         3/30/99
MSCI EAFE Index 7          21.43     11.36      6.80      Note 5          Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 10.14% for Class B (since 6/30/94) and 15.11% for Class C (since 3/31/99), respectively.

6 This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

7 The MSCI EAFE Index is an unmanaged, commonly used measure of foreign stock market performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 11/30
                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                               INTERNATIONAL FUND

                       Phoenix-Aberdeen
                       International                          MSCI
                       Fund Class A 6                         EAFE 7
11/30/89                  $ 9,525                            $10,000
11/30/90                  $ 9,454                            $ 7,834
11/29/91                  $10,236                            $ 8,516
11/30/92                  $ 9,221                            $ 7,854
11/30/93                  $11,485                            $ 9,790
11/30/94                  $12,998                            $11,272
11/30/95                  $13,533                            $12,162
11/30/96                  $16,109                            $13,633
11/30/97                  $17,431                            $13,616
11/30/98                  $21,992                            $15,899
11/30/99                  $26,218                            $19,306

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/1/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

COUNTRY WEIGHTINGS                                                      11/30/99

As a percentage of net assets

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United Kingdom             18%
Japan                      18
France                     11
Germany                    7
Netherlands                6
Canada                     5
Switzerland                5
Other                      30

Phoenix-Aberdeen International Fund
 TEN LARGEST HOLDINGS AT NOVEMBER 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

1.  Nortel Networks Corp.                                                2.8%
    PROVIDES TELEPHONE, DATA, WIRELESS AND WIRELINE
    PRODUCTS AND SERVICES FOR THE INTERNET

2.  Swire Pacific Ltd. Class B                                           2.0%
    DIVERSIFIED COMPANY WITH OPERATIONS PRIMARILY
    IN HONG KONG, CHINA AND TAIWAN

3.  Nokia Oyj Class A                                                    1.8%
    MANUFACTURES MOBILE PHONES AND OTHER TELECOM PRODUCTS

4.  BP Amoco PLC                                                         1.7%
    LARGE OIL COMPANY BASED IN THE UK

5.  NTT Mobile Communications Network, Inc.                              1.4%
    JAPANESE MOBILE PHONE COMPANY

6.  British Telecommunications PLC                                       1.3%
    UK PROVIDER OF TELEPHONE SERVICES

7.  Vodafone Group PLC                                                   1.2%
    WORLDWIDE PROVIDER OF MOBILE TELECOMMUNICATIONS SERVICES

8.  Total Fina SA Class B                                                1.2%
    MAJOR OIL COMPANY WITH HEADQUARTERS IN FRANCE

9.  Toronto Dominion Bank                                                1.2%
    CANADIAN BANKING COMPANY

10. Telefonaktiebolaget LM Ericsson Class B                              1.1%
    SWEDISH MOBILE TELEPHONE MANUFACTURER

                        INVESTMENTS AT NOVEMBER 30, 1999

                                                        SHARES       VALUE
                                                      ----------  -----------
FOREIGN COMMON STOCKS--96.6%

ARGENTINA--0.1%
Perez Companc SA Sponsored ADR (Oil & Gas
(Exploration & Production)) ..........................   13,500   $   143,119

AUSTRALIA--1.3%
Australian Gas Light Co., Ltd. (Natural Gas) .........  200,000     1,113,463
QBE Insurance Group Ltd. (Insurance
(Property-Casualty)) .................................  298,000     1,185,855
                                                                  -----------
                                                                    2,299,318
                                                                  -----------
BRAZIL--0.6%
Tele Centro Sul Participacoes SA ADR
(Telecommunications (Long Distance)) .................    4,500       307,125
Tele Norte Leste Participacoes SA ADR
(Telecommunications (Long Distance)) .................   15,000       267,187
Tele Sudeste Celular Participacoes SA ADR
(Telecommunications (Cellular/Wireless)) .............   13,000       267,312
Telesp Participacoes SA ADR (Telecommunications
(Long Distance)) .....................................   15,500       279,000
                                                                  -----------
                                                                    1,120,624
                                                                  -----------
CANADA--5.1%
Nortel Networks Corp. (Communications Equipment) .....   67,000     4,958,000
Seagram Co., Ltd (The) (Entertainment). ..............   43,000     1,873,187
Toronto-Dominion Bank (The) (Banks (Money Center)) ...   88,000     2,123,000
                                                                  -----------
                                                                    8,954,187
                                                                  -----------
DENMARK--1.0%
Danisco A/S (Foods)...................................   15,992       653,722
Tele Danmark A/S (Telephone)..........................   17,567     1,131,847
                                                                  -----------
                                                                    1,785,569
                                                                  -----------
FINLAND--3.1%
Helsingin Puhelin Oyj (Telephone) ....................   17,157     1,140,161
Nokia Oyj Class A (Communications Equipment) .........   21,891     3,099,072

                                                        SHARES       VALUE
                                                      ----------  -----------
FINLAND--CONTINUED
Stora Enso Oyj (Paper & Forest Products) .............   46,044   $   654,155
UPM-Kymmene Oyj (Paper & Forest Products) ............   16,744       559,729
                                                                  -----------
                                                                    5,453,117
                                                                  -----------
FRANCE--11.2%
Air Liquide (Chemicals (Specialty)).... ..............    4,063       596,465
Alcatel (Communications Equipment)..... ..............    7,826     1,516,880
Alstom (Engineering & Construction).... ..............   21,830       619,846
Axa (Insurance (Multi-Line))........... ..............   10,742     1,448,260
Canal Plus (Broadcasting (Television, Radio &
Cable)) ..............................................    7,041       582,047
Carrefour SA (Retail (Food Chains)).... ..............    6,994     1,218,295
Castorama Dubois (Retail (Building Supplies)) ........    4,795     1,245,630
Christian Dior SA (Beverages (Alcoholic)) ............    4,669       839,157
Coflexip SA (Metal Fabricators) ......................   13,150     1,085,726
Compagnie de Saint Gobain (Manufacturing
(Diversified)) .......................................    2,156       366,873
Dexia France (Banks (Major Regional)) ................    4,909       808,644
Lafarge SA (Construction (Cement & Aggregates)) ......   13,712     1,292,973*
Pechiney SA Class A (Containers & Packaging (Paper)) .   16,965       983,060
Renault SA (Automobiles) .............................   14,102       619,508
Sanofi-Synthelabo SA (Health Care (Diversified))(b) ..   15,931       656,065
Schneider SA (Electrical Equipment) ..................   10,560       712,393
Societe Generale Class A (Banks (Major Regional)) ....    3,805       819,878
Suez Lyonnaise des Eaux (Engineering &
Construction) ........................................    2,859       421,152
Total Fina SA Class B (Oil & Gas (Refining &
Marketing)) ..........................................   16,147     2,147,709
Valeo SA (Auto Parts & Equipment) ....................   11,762       787,560
Vivendi (Manufacturing (Diversified)) ................   11,951       956,648
                                                                  -----------
                                                                   19,724,769
                                                                  -----------


                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund
                                                        SHARES       VALUE
                                                      ----------  -----------
GERMANY--7.2%
Allianz AG Vinkulierte Registered Shares
(Insurance (Multi-Line)) ............................     3,412   $   998,871
BASF AG (Chemicals (Diversified)) ...................    24,251     1,122,008
Bayer AG (Chemicals (Diversified)) ..................    15,779       667,282
Bayerische Vereinsbank AG (Banks
(Major Regional)) ...................................    15,636       969,811
Bewag AG (Electric Companies) .......................    25,268       287,495
DaimlerChrysler AG (Automoblies) ....................    15,969     1,086,939
Deutsche Bank AG (Banks (Major Regional)) ...........    12,935       852,426
Deutsche Lufthansa AG (Airlines) ....................    61,306     1,349,379
Deutsche Telekom AG (Telephone) .....................     8,080       466,173
Mannesmann AG (Manufacturing (Diversified)) .........     7,961     1,654,467
Metro AG (Retail (Speciality)) ......................    18,105       969,820
Muenchener Rueckversicherungs-Gesellschaft AG
(Insurance (Multi-Line)) ............................     5,769     1,202,407
RWE AG (Manufacturing (Diversified)) ................    18,730       714,756
Volkswagen AG (Automobiles) .........................     5,719       268,341
                                                                  -----------
                                                                   12,610,175
                                                                  -----------
GREECE--0.2%
Hellenic Telecommunications Organization SA
(Telephone) .........................................    18,700       400,432

HONG KONG--2.0%
Swire Pacific Ltd. Class B (Manufacturing
Diversified)) ....................................... 4,150,000     3,526,717

HUNGARY--0.3%
Magyar Tavkozlesi Rt Sponsored ADR
(Telecommunications (Long Distance)) ................    17,300       522,244

INDIA--0.8%
BSES Ltd. GDR (Electric Companies)(b) ...............    30,000       393,000
Mahanagar Telephone Nigam Ltd. Sponsored GDR
(Telecommunications (Long Distance)) ................   115,000     1,020,625
                                                                  -----------
                                                                    1,413,625
                                                                  -----------
INDONESIA--0.4%
PT Indosat (Telecommunications (Long Distance)) .....   110,000       153,864
PT Indosat ADR (Telecommunications
(Long Distance)) ....................................    41,000       568,875
                                                                  -----------
                                                                      722,739
                                                                  -----------
ISRAEL--0.2%
Bank Hapoalim Ltd. (Banks (Major Regional)) .........   121,000       319,311

ITALY--2.4%
Assicurazioni Generali (Insurance (Life/Health)) ....    21,854       629,329
Banca Intesa SPA (Banks (Major Regional)) ...........   402,214       747,196
Beni Stabili SPA (Financial (Diversified))(b) .......    59,900        21,049
Eni SPA (Oil (Domestic Integrated)) .................   135,739       743,506
San Paolo-IMI SPA (Banks (Major Regional)) ..........    53,778       671,440

                                                        SHARES       VALUE
                                                      ----------  -----------
ITALY--CONTINUED
Telecom Italia Mobile SPA (Telephone).. .............    56,119    $  440,743
Telecom Italia SPA (Telephone)......... .............    80,173       883,133
                                                                  -----------
                                                                    4,136,396
                                                                  -----------
JAPAN--17.6%
Asahi Bank Ltd. (The) (Banks (Major Regional)) ......   190,000     1,329,451
Canon, Inc. (Office Equipment & Supplies) ...........    48,000     1,409,208
Circle K Japan Co., Ltd. (Retail (Food Chains)) .....    34,000     1,497,284
Dai Nippon Printing Co., Ltd. (Specialty Printing) ..    85,000     1,476,488
Fuji Photo Film Co. (Photography/Imaging) ...........    39,000     1,583,891
Fujitsu Ltd. (Computers (Hardware)).... .............    26,000       921,074
Hitachi Credit Corp. (Consumer Finance) .............    63,000     1,436,512
Ito-Yokado Co., Ltd. (Retail (Food Chains)) .........    16,000     1,722,366
Kao Corp. (Household Products (Non-Durable)) ........    49,000     1,452,953
Mabuchi Motor Co., Ltd. (Electrical Equipment) ......     9,000     1,127,367
NTT Mobile Communications Network, Inc.
(Telecommunications (Cellular/Wireless)) ............        70     2,452,414
Nikko Securities Co., Ltd. (The) (Investment
Banking/Brokerage) ..................................   130,000     1,615,697
Rinnai Corp. (Household Furnishings & Appliances)) ..    55,400     1,138,523
Rohm Co., Ltd. (Electronics (Semiconductors)) .......     7,000     1,896,168
Sankyo Co., Ltd. (Health Care (Drugs-Major
Pharmaceuticals)) ...................................    60,000     1,473,797
Sanwa Bank Ltd. (The) (Banks (Major Regional)) ......   110,000     1,334,833
Secom Co., Ltd. (Services (Commercial &
Consumer)) ..........................................    10,000     1,125,409
Sharp Corp. (Household Furnishings & Appliances) ....    94,000     1,917,991
Shin-Etsu Chemical Co., Ltd. (Chemicals (Speciality))    35,000     1,380,339
Suzuki Motor Corp. (Automobiles)....... .............    96,000     1,408,269
Yamato Transport Co. Ltd. (Air Freight) .............    37,000     1,231,100
                                                                  -----------
                                                                   30,931,134
                                                                  -----------
MALAYSIA--0.3%
Carlsberg Brewery Malaysia Berhad
(Beverages (Alcoholic)) .............................   125,000       358,550
Malaysian Oxygen Berhad (Chemicals (Speciality)) ....    85,000       174,472
                                                                  -----------
                                                                      533,022
                                                                  -----------
MEXICO--0.8%
Cemex SA de C.V. Sponsored ADR (Construction
(Cement & Aggregates))(b) ...........................    15,000       368,437
Coca-Cola Femsa SA Sponsored ADR (Beverages
(Non-Alcoholic)) ....................................    29,000       445,875
Grupo Televisa SA Sponsored GDR (Broadcasting
(Television, Radio & Cable))(b) .....................     6,300       307,519
Telefonos de Mexico SA Sponsored ADR Class L
(Telecommunications (Long Distance)) ................     4,000       370,250
                                                                  -----------
                                                                    1,492,081
                                                                  -----------
NETHERLANDS--6.3%
ASM Lithography Holding NV (Equipment
(Semiconductor))(b) .................................     8,747       849,899
Elsevier NV (Publishing)............... .............    46,625       459,133

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund
                                                        SHARES       VALUE
                                                      ----------  -----------
NETHERLANDS--CONTINUED
Equant NV (Services (Data Processing))(b) ...........     7,603   $   734,915
Fortis (NL) NV (Financial (Diversified)) ............    26,795       918,114
Heineken NV (Beverages (Alcoholic)).... .............    14,275       689,919
IHC Caland NV (Oil & Gas (Drilling & Equipment)) ....     9,228       356,796
ING Groep NV (Financial (Diversified)). .............    20,613     1,159,165
KPN NV (Telephone)..................... .............    12,012       668,838
Koninklijke (Royal) Philips Electronics NV (Electronics
(Component Distributors)) ...........................    10,970     1,334,855
Royal Dutch Petroleum Co. (Oil (Domestic
Integrated)) ........................................    16,281       957,851
STMicroelectronics Desighns NV (Electronics
(Semiconductors)) ...................................     9,395     1,277,060
Unilever NV - CVA (Foods) ...........................    16,534       910,639
United Pan-Europe Communications NV (Broadcasting
(Television, Radio & Cable))(b) .....................     4,040       396,613
Wolters Klumer NV (Publishing) ......................    10,098       304,518
                                                                  -----------
                                                                   11,018,315
                                                                  -----------
NEW ZEALAND--0.2%
Telecom Corporation of New Zealand Ltd.
(Telephone) .........................................   100,000       427,126

PHILIPPINES--0.5%
Ayala Land, Inc. (Financial (Diversified)) .......... 3,510,000       830,413

POLAND--0.2%
Elektrim Spolka Akcyjna SA (Distributors
(Food & Health))(b) .................................    37,800       282,331

PORTUGAL--0.2%
Portugal Telecom SA (Telephone) .....................    45,345       436,027

SINGAPORE--1.6%
Singapore Airlines (Airlines) .......................   160,000     1,619,067
United Overseas Bank Ltd. (Banks (Major Regional)) ..   141,504     1,263,444
                                                                  -----------
                                                                    2,882,511
                                                                  -----------
SOUTH AFRICA--0.6%
BOE Ltd. (Financial (Diversified)) ..................   222,320       176,416
De Beers (Metals Mining) ............................    16,324       441,476
Metro Cash and Carry Ltd. (Retail (Specialty)) ......   443,000       417,533
                                                                  -----------
                                                                    1,035,425
                                                                  -----------
SOUTH KOREA--1.3%
Kookmin Bank (Banks (Major Regional)) ...............    33,013       549,623
Pohang Iron & Steel Co., Ltd. (Iron & Steel) ........    12,700     1,740,551
                                                                  -----------
                                                                    2,290,174
                                                                  -----------
SPAIN--2.8%
Argentaria, Caja Postal y Banco Hipotecario de
Espana SA (Banks (Major Regional)) ..................    27,292       623,795
Banco Popular Espanol SA (Banks (Major Regional)) ...    15,423       996,976
Banco Santander Central Hispano SA (Banks
(Major Regional)) ...................................    49,342       542,029

                                                        SHARES       VALUE
                                                      ----------  -----------
SPAIN--CONTINUED
Groupo Dragados SA (Engineering & Construction) .....    31,611   $   289,641
Iberdrola SA (Electric Companies)...... .............    39,163       545,749
Repsol SA (Oil & Gas (Refining & Marketing)) ........    33,903       740,762
Telefonica SA (Telephone)(b)........... .............    54,753     1,140,090
Telefonica SA New Shares (Telephone)(b) .............     1,095        18,247
                                                                  -----------
                                                                    4,897,289
                                                                  -----------
SWEDEN--4.2%
ABB Ltd. (Electrical Equipment)(b)..... .............     6,618       650,820
AstraZeneca Group PLC (Health Care (Drugs-Major
Pharmaceuticals)) ...................................     8,304       371,192
Electrolux AB (Household Furnishings & Appliances) ..    42,860       836,928
SKF AB (Metal Fabricators)............. .............    16,160       360,229
SSAB Svenskt Stal AB Series A (Iron & Steel) ........    58,408       748,905
Sandvik AB Class B (Machinery (Diversified)) ........    15,068       428,056
Skandia Forsakrings AB (Insurance (Life/Health) .....    53,330     1,276,627
Skandinaviska Enskilda Banken Class A (Banks
(Major Regional)) ...................................    75,303       717,505
Telefonaktiebolaget LM Ericsson Class B
(Communications Equipment) ..........................    40,624     1,971,218
                                                                  -----------
                                                                    7,361,480
                                                                  -----------
SWITZERLAND--5.1%
Credit Suisse Group (Banks (Major Regional)) ........     5,571     1,041,796
Nestle SA Registered (Foods)........... .............       661     1,189,142
Novartis AG Registered Shares (Health Care
(Drugs-Major Pharmaceuticals)) ......................     1,095     1,706,291
Roche Holding AG (Health Care (Drugs-Major
Pharmaceuticals)) ...................................       155     1,870,663
Swisscom AG (Telephone)................ .............     1,095       371,681
Synthes-Stratec, Inc. (Health Care (Medical Products
& Supplies))(b) .....................................     1,020       397,516
UBS AG (Banks (Major Regional))........ .............     5,807     1,587,829
Zurich Allied AG (Financial (Diversified)) ..........     1,294       740,995
                                                                  -----------
                                                                    8,905,913
                                                                  -----------
TAIWAN--0.2%
Standard Foods Taiwan Ltd. GDR (Foods)(b) ...........    54,837       301,603

THAILAND--0.2%
Bec World Public Co. Ltd. (Entertainment) ...........    55,000       338,505

TURKEY--0.3%
Haci Omer Sabanci Holding (Investment
Management) ......................................... 5,544,000       179,239
Yapi ve Kredi Bankasi AS (Banks (Major Regional)) ...17,600,000       322,724
                                                                  -----------
                                                                      501,963
                                                                  -----------
UNITED KINGDOM--18.3%
3i Group PLC (Investment Banking/Brokerage) .........    67,085     1,086,635
AstraZeneca Group PLC (Health Care (Drugs-Major
Pharmaceuticals)) ...................................    34,239     1,525,829
BG PLC (Natural Gas)................... .............    81,302       426,672
BOC Group PLC (Chemicals (Specialty)).. .............    21,297       438,585

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund
                                                          SHARES       VALUE
                                                        ----------  -----------
UNITED KINGDOM--CONTINUED
BP Amoco PLC (Oil (Domestic Integrated)) ............   289,644   $ 2,943,218
Bank of Scotland (Banks (Major Regional)) ...........    73,882       873,132
Barclays PLC (Banks (Major Regional)).. .............    32,390       933,742
Bass PLC (Beverages (Alcoholic))....... .............    40,758       458,954
Berkeley Group PLC (The) (Homebuilding) .............    40,339       424,361
British Aerospace PLC (Aerospace/Defense) ...........    83,869       479,215
British American Tobacco PLC (Tobacco). .............    56,845       357,171
British Telecommunications PLC (Telephone)..... .....   112,208     2,249,128
Cable & Wireless PLC (Telephone) ....................    50,805       651,388
Colt Telecom Group PLC (Telephone)(b) ...............    10,700       403,385
Compass Group PLC (Services (Commercial &
Consumer)) ..........................................    24,852       300,824
Diageo PLC (Beverages (Alcoholic)) ..................    36,921       334,010
FirstGroup PLC (Services (Commercial &
Consumer)) ..........................................    99,803       432,364
Glaxo Wellcome PLC (Health Care (Drugs-Major
Pharmaceuticals) ....................................    63,369     1,895,438
Granada Group PLC (Restaurants) .....................    44,347       363,755
HSBC Holdings PLC (Financial (Diversified)).... .....    72,000       928,296
Hilton Group PLC (Gaming, Lottery & Pari-mutuel
Companies) ..........................................   117,902       378,385
Invensys Siebe PLC (Machinery (Diversified))... .....   111,147       516,913
Kingfisher PLC (Retail (Speciality)) ................    62,498       576,344
Legal & General Group PLC (Insurance (Multi-Line)) ..   257,622       707,798
Lloyds TSB Group PLC (Financial (Diversified)). .....   104,525     1,335,988
Logica PLC (Services (Data Processing))........ .....    46,943     1,132,715
National Westminster Bank PLC (Banks (Major
Regional)) ..........................................    47,573     1,091,847
Norwich Union PLC (Insurance (Life/Health)).... .....    72,751       514,179
Orange PLC (Telecommunications
(Cellular/Wireless))(b) .............................     7,131       215,568
PowerGen PLC (Electric Companies)....................    46,317       397,987
RMC Group PLC (Construction (Cement &
Aggregates)) ........................................    35,643       439,392
Reuters Holdings Group PLC (Publishing)........ .....    29,128       325,443
Rio Tinto PLC (Metals Mining)          .. ...........    33,737       660,920
Royal & Sun Alliance Insurance Group PLC
(Insurance (Multi-Line)) ............................    78,961       484,813
Schroders PLC (Investment Banking/Brokerage)... .....    21,241       398,188
Serco Group PLC (Services (Commercial &
Consumer)) ..........................................    13,553       416,071
Shell Transport & Trading Co. PLC (Oil (Domestic
Integrated)) ........................................   133,370     1,023,864
SmithKline Beecham PLC (Health Care (Drugs-Major
Pharmaceuticals)) ...................................    82,270     1,098,051

                                                        SHARES       VALUE
                                                      ----------  -----------
UNITED KINGDOM--CONTINUED
Smiths Industries PLC (Aerospace/Defense)...... .....    20,452   $   270,365
Thames Water PLC (Water Utilities)     .. ...........    21,104       292,934
Vodafone Group PLC (Telecommunications
(Cellular/Wireless)) ................................   459,019     2,158,528
Woolwich PLC (Consumer Finance) .....................    55,069       317,507
                                                                  -----------
                                                                   32,259,902
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCK
(IDENTIFIED COST $143,872,870)                                    169,857,556
-----------------------------------------------------------------------------
WARRANTS--0.0%

GERMANY--0.0%
Muenchener Rueckversicherungs-Gesellschaft AG
Warrants (Insurance (Multi-Line))(b) ................       176         6,380
-----------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                    6,380
-----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.6%
(IDENTIFIED COST $143,872,870)                                    169,863,936
-----------------------------------------------------------------------------
                                           STANDARD
                                           & POOR'S      PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)
                                        ------------   ---------
SHORT TERM OBLIGATIONS--3.4%

COMMERCIAL PAPER--1.4%
Corporate Asset Funding Co., Inc. 5.70%,
12/2/99 .................................   A-1+         $2,500   $ 2,499,604

FEDERAL AGENCY SECURITIES--2.0%
Federal Home Loan Mortgage Corp.
Discount Note 5.61%, 12/1/99 ............                 3,430     3,430,000
-----------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $5,929,604)                                        5,929,604
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $149,802,474)                                    175,793,540(a)
Cash and receivables, less liabilities--0.0%                           52,988
                                                                 ------------
NET ASSETS--100.0%                                               $175,846,528
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $33,309,849 and gross depreciation of $8,196,343 for federal income tax purposes. At November 30, 1999, the aggregate cost of securities for federal income tax purposes was $150,680,034.

(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense........................ 0.4%          Household Products (Non-Durable) .... 0.9%
Air Freight.............................. 0.7           Insurance (Life/Health) ............. 1.4
Airlines................................. 1.7           Insurance (Multi-Line) .............. 2.9
Auto Parts & Equipment................... 0.5           Insurance (Property-Casualty) ....... 0.7
Automobiles.............................. 2.0           Investment Banking/Brokerage ........ 1.8
Banks (Major Regional)...................10.8           Investment Management ............... 0.1
Banks (Money Center)..................... 1.2           Iron & Steel ........................ 1.5
Beverages (Alcoholic).................... 1.6           Machinery (Diversified) ............. 0.6
Beverages (Non-Alcoholic)................ 0.3           Manufacturing (Diversified) ......... 3.3
Broadcasting (Television, Radio & Cable). 0.8           Metal Fabricators ................... 0.9
Chemicals (Diversified).................. 1.1           Metals Mining ....................... 0.6
Chemicals (Specialty).................... 1.5           Natural Gas ......................... 0.9
Communications Equipment................. 6.8           Office Equipment & Supplies ......... 0.8
Computers (Hardware) .................... 0.5           Oil & Gas (Drilling & Equipment) .... 0.2
Construction (Cement & Aggregates)....... 1.2           Oil & Gas (Exploration & Production)  0.1
Consumer Finance ........................ 1.0           Oil & Gas (Refining & Marketing) .... 1.7
Containers & Packaging (Paper) .......... 0.6           Oil (Domestic Integrated) ........... 3.3
Distributors (Food & Health) ............ 0.2           Paper & Forest Products ............. 0.7
Electric Companies ...................... 1.0           Photography/Imaging ................. 0.9
Electrical Equipment .................... 1.5           Publishing .......................... 0.6
Electronics (Component Distributors) .... 0.8           Restaurants ......................... 0.2
Electronics (Semiconductors) ............ 1.9           Retail (Building Supplies) .......... 0.7
Engineering & Construction .............. 0.8           Retail (Food Chains) ................ 2.6
Entertainment ........................... 1.3           Retail (Specialty) .................. 1.2
Equipment (Semiconductor) ............... 0.5           Services (Commercial & Consumer) .... 1.3
Financial (Diversified) ................. 3.6           Services (Data Processing) .......... 1.1
Foods ................................... 1.8           Specialty Printing .................. 0.9
Gaming, Lottery & Pari-mutuel Companies . 0.2           Telecommunications (Long Distance) .. 2.1
Health Care (Diversified) ............... 0.4           Telecommunications (Cellular/Wireless)3.0
Health Care (Drugs-Major Pharmaceuticals) 5.9           Telephone ........................... 7.3
Health Care (Medical Products & Supplies) 0.2           Tobacco ............................. 0.2
Homebuilding ............................ 0.2           Water Utilities ..................... 0.2
Household Furnishings & Appliances....... 2.3                                              ------
                                                                                            100.0%
                                                                                           ======

Phoenix-Aberdeen International Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
Investment securities at value
(Identified cost $149,802,474)                                     $175,793,540
Cash                                                                      3,071
Foreign currency at value
(Identified cost $217,870)                                              217,915
Receivables
     Investment securities sold                                       1,122,813
     Fund shares sold                                                   282,675
     Tax reclaim                                                        192,720
     Dividends and interest                                             157,501
Prepaid expenses                                                          3,295
                                                                   ------------
     Total assets                                                   177,773,530
                                                                   ------------
LIABILITIES
Payables
     Fund shares repurchased                                          1,271,447
     Investment securities purchased                                    217,870
     Investment advisory fee                                            109,167
     Distribution fee                                                    51,520
     Transfer agent fee                                                  48,325
     Financial agent fee                                                 13,805
     Trustees' fee                                                        4,258
Accrued expenses                                                        210,610
                                                                   ------------
     Total liabilities                                                1,927,002
                                                                   ------------
NET ASSETS                                                         $175,846,528
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $122,172,507
Undistributed net investment income                                     594,884
Accumulated net realized gain                                        27,103,528
Net unrealized appreciation                                          25,975,609
                                                                   ------------
NET ASSETS                                                         $175,846,528
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, $1 par value
   unlimited authorization (Net Assets $151,015,828)                   9,850,682
Net asset value per share                                                 $15.33
Offering price per share $ 15.33/(1-4.75%)                                $16.09
CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $23,693,556)                    1,618,852
Net asset value and offering price per share                              $14.64
CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $1,137,144)                        77,640
Net asset value and offering price per share                              $14.65


                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1999
                               INVESTMENT INCOME
Dividends                                                          $  3,316,330
Interest                                                                309,301
Foreign taxes withheld                                                 (255,652)
                                                                   ------------
     Total investment income                                          3,369,979
                                                                   ------------
EXPENSES
Investment advisory fee                                               1,408,005
Distribution fee, Class A                                               417,142
Distribution fee, Class B                                               204,980
Distribution fee, Class C                                                 3,791
Financial agent fee                                                     193,466
Transfer agent                                                          379,777
Custodian                                                               239,565
Printing                                                                 97,709
Professional                                                             37,482
Registration                                                             19,843
Trustees                                                                 17,000
Miscellaneous                                                            14,071
                                                                   ------------
     Total expenses                                                   3,032,831
                                                                   ------------
NET INVESTMENT INCOME                                                   337,148
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

Net realized gain on securities                                      27,528,737
Net realized gain on foreign currency transactions                      180,553
Net change in unrealized appreciation (depreciation) on
   investments                                                        7,642,088
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                   (37,398)
                                                                   ------------
NET GAIN ON INVESTMENTS                                              35,313,980
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $35,651,128
                                                                   ============

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                     Year Ended       Year Ended
                                                                                      11/30/99         11/30/98
                                                                                     ----------       ----------
FROM OPERATIONS
 Net investment income (loss)                                                        $   337,148      $   612,150
 Net realized gain (loss)                                                             27,709,290       39,589,902
 Net change in unrealized appreciation (depreciation)                                  7,604,690         (634,648)
                                                                                     -----------      -----------
    INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   35,651,128       39,567,404
                                                                                     -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class A                                                      (965,436)              --
    Net investment income, Class B                                                       (53,315)              --
    Net investment income, Class C                                                          (618)              --
    Net realized capital gains, Class A                                              (34,216,232)     (12,005,464)
    Net realized capital gains, Class B                                               (3,256,281)        (942,871)
                                                                                     -----------      -----------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                        (38,491,882)     (12,948,335)
                                                                                     -----------      -----------
FROM SHARE TRANSACTIONS
CLASS A
     Proceeds from sales of shares (43,335,908 and 14,403,040 shares, respectively)  603,284,388      222,721,708
     Net asset value of shares issued from reinvestment of distributions
       (2,295,281 and 829,298 shares, respectively)                                   30,104,837       10,631,599
     Cost of shares repurchased (46,511,696 and 13,954,794 shares, respectively)    (650,782,676)    (218,052,596)
                                                                                    ------------     ------------
Total                                                                                (17,393,451)      15,300,711
                                                                                    ------------     ------------
CLASS B
     Proceeds from sales of shares (2,376,201 and 1,090,651 shares, respectively)     31,785,116       16,507,911
     Net asset value of shares issued from reinvestment of distributions
       (225,595 and 68,327 shares, respectively)2,838,109 852,722
     Cost of shares repurchased (2,104,335 and 786,659 shares, respectively)         (28,370,576)     (12,000,603)
                                                                                    ------------     ------------
Total                                                                                  6,252,649        5,360,030
                                                                                    ------------     ------------
CLASS C
     Proceeds from sales of shares (89,026 and 0 shares, respectively)                 1,216,206             --
     Net asset value of shares issued from reinvestment of distributions
       (29 and 0 shares, respectively)                                                       396             --
     Cost of shares repurchased (11,415 and 0 shares, respectively)                     (166,015)            --
                                                                                    ------------     ------------
Total                                                                                  1,050,587              --
                                                                                    ------------     ------------
     INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                       (10,090,215)      20,660,741
                                                                                    ------------     ------------
     NET INCREASE (DECREASE) IN NET ASSETS                                           (12,930,969)      47,279,810

NET ASSETS
     Beginning of period                                                             188,777,497      141,497,687
                                                                                    ------------      -----------
     END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
       OF $594,884 AND $805,667, RESPECTIVELY]                                      $175,846,528     $188,777,497
                                                                                    ============     ============

                                         See Notes to Financial Statements

Phoenix-Aberdeen International Fund
                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS A
                                                     -------------------------------------------------------
                                                                     YEAR ENDED NOVEMBER 30
                                                     -------------------------------------------------------
                                                       1999       1998         1997        1996        1995
Net asset value, beginning of period                  $15.98      $13.89      $14.48      $12.20      $12.63
INCOME FROM INVESTMENT OPERATIONS(5)
     Net investment income                              0.04(1)     0.06(1)     0.03(1)     0.04(1)     0.03(1)
     Net realized and unrealized gain                   2.49        3.27        1.01        2.28        0.42
                                                      ------      ------      ------      ------      ------
        TOTAL FROM INVESTMENT OPERATIONS                2.53        3.33        1.04        2.32        0.45
                                                      ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
     Dividends from net investment income              (0.07)         --       (0.29)         --          --
     Dividends from net realized gains                 (3.11)      (1.24)      (1.34)      (0.04)      (0.88)
                                                      ------      ------      ------      ------      ------
        TOTAL DISTRIBUTIONS                            (3.18)      (1.24)      (1.63)      (0.04)      (0.88)
                                                      ------      ------      ------      ------      ------
Change in net asset value                              (0.65)       2.09       (0.59)       2.28       (0.43)
                                                      ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                        $15.33      $15.98      $13.89      $14.48      $12.20
                                                      ======      ======      ======      ======      ======
Total return(2)                                        19.22%      26.17%       8.21%      19.03%       4.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $151,016    $171,463    $131,338    $135,524    $129,352

RATIO TO AVERAGE NET ASSETS OF:
     Operating expenses                                 1.53%       1.37%       1.56%       1.57%       1.70%
     Net investment income                              0.27%       0.40%       0.22%       0.33%       0.23%
Portfolio turnover                                        77%        104%        167%        151%        236%

                                                                             CLASS B                             CLASS C
                                                     -------------------------------------------------------    ---------
                                                                                                                   FROM
                                                                      YEAR ENDED NOVEMBER 30                    INCEPTION
                                                     -------------------------------------------------------    3/30/99 to
                                                       1999        1998        1997        1996        1995      11/30/99
Net asset value, beginning of period                  $15.44      $13.56      $14.22      $12.07      $12.60      $12.82
INCOME FROM INVESTMENT OPERATIONS(5)
   Net investment income (loss)                        (0.07)(1)   (0.05)(1)   (0.08)(1)   (0.05)(1)   (0.07)(1)   (0.08)(1)
   Net realized and unrealized gain                     2.40        3.17        1.00        2.24        0.42        1.93
                                                      ------      ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                   2.33        3.12        0.92        2.19        0.35        1.85
                                                      ------      ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.02)         --       (0.24)         --          --       (0.02)
   Dividends from net realized gains                   (3.11)      (1.24)      (1.34)      (0.04)      (0.88)         --
                                                      ------      ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                               (3.13)      (1.24)      (1.58)      (0.04)      (0.88)      (0.02)
                                                      ------      ------      ------      ------      ------      ------
 Change in net asset value                             (0.80)       1.88       (0.66)       2.15       (0.53)       1.83
                                                      ------      ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                        $14.64      $15.44      $13.56      $14.22      $12.07      $14.65
                                                      ======      ======      ======      ======      ======      ======
Total return(2)                                        18.45%      25.17 %      7.37 %     18.16 %      3.28 %     14.41 %(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $23,694     $17,315     $10,159      $6,955      $3,261      $1,137
RATIO TO AVERAGE NET ASSETS OF:
     Operating expenses                                 2.29 %      2.11 %      2.31 %      2.31 %      2.50 %      2.30 %(3)
     Net investment income                             (0.51)%     (0.34)%     (0.55)%     (0.39)%     (0.61)%     (0.85)%(3)
Portfolio turnover                                        77 %       104 %       167 %       151 %       236 %        77 %

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in total return calculation. (3)
(3) Annualized.
(4) Not annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, MICHAEL SCHATT

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. The Fund's objective is to emphasize appreciation and current yield equally. Invesors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of properties owned, dependency on management skills, and liquidity risks similar to those associated with small-company investing.

Q: HOW DID THE FUND PERFORM FOR THE PAST FISCAL YEAR?

A: During this reporting period, the Phoenix-Duff & Phelps Real Estate Securities Fund outperformed its benchmark, the NAREIT Equity Total Return Index 1, and its peers. For the 12 months ended November 30, 1999, Class A shares returned (4.69)% and Class B shares returned (5.38)% compared with a return of (9.88)% for the NAREIT Equity Total Return Index and an average return of (7.43)% for a peer universe of 130 real estate mutual funds, according to Lipper, Inc. The Fund also outperformed both the S&P Uilities Index 2, which had a negative return of (7.09)%, and the Lehman Brothers Long Treasury Bond Index 3, which was down (7.55)%, in a rising interest rate environment, that adversely impacted fixed-income securities and utilities. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO YOUR STRONG RELATIVE PERFORMANCE?

A: We attribute our value-added performance to our ground-up stock selection, style, and sector weightings. Our style combines a pursuit of growth and value, and is sometimes referred to as "growth at a reasonable price." Exhaustive research is conducted on each holding before its purchase and on an ongoing basis. An integral and distinguishing part of the process is a regular property review. We recently toured one of our apartment REIT's properties in Santa Clara County, California, posing as a prospective tenant. We were able to compare the execution of the company's strategy to the goals articulated by the firm's regional managers and executives. We found that property level management understood the direction provided by senior management and adapted the directives to meet the conditions of the local market. Confirmation of alignment of strategy and implementation supported our decision to maintain the investment in this company. Regular property reviews have helped us make timely buy and sell decisions.

      Given both the state of equilibrium in most real estate sectors and the capital constraint facing real estate companies, the importance of management quality is growing. Some management teams have been caught in the market's headlights like deer. The teams that adapt, focus on strong markets where they can deliver high internal earnings growth, build a strong rapport with tenants, and demonstrate the ability to recycle capital successfully and make it across the due diligence road safely and


1 THE NAREIT (NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST) EQUITY TOTAL RETURN INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF REAL ESTATE EQUITY MARKET TOTAL RETURN PERFORMANCE.

2 THE S&P UTILITIES INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF THE UTILITIES MARKET.

3 THE LEHMAN BROTHERS LONG TREASURY BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF THE TREASURY BOND MARKET. THE INDICES ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

into our holdings. Examples include Essex Properties, Spieker Properties, and Centerpoint Properties.

     Investors' perceptions of tempered earnings growth rates, weakening property markets, rising interest rates, the noise from too many companies representing too little capital, and lingering doubts about the pervasiveness of self- interest decision-making in this sector contributed to the continued flow of capital out of the sector in 1999.

Q: WHAT IS YOUR OUTLOOK FOR THE REIT MARKET?

A: We are witnessing the emergence of a number of themes that are positive for equity REITs. The first is the discipline provided by the capital markets to keep supply in balance with demand, particularly in markets where there are limited barriers to entry. Our investment bias is toward REITs with portfolios concentrated in markets with high barries to entry. Without the capital markets' discipline, office markets such as Dallas, a low barrier-to-entry market, would have been significantly oberbuilt for the third decade in a row. Dallas went through boom-and-bust periods in the '70s, again in the '80s, and with not much time left in the '90s, it almost pulled it off again. It remains mildly overbuilt, but has not gone bust.

     This discipline is lengthening the real estate cycle. Moderation is occurring in both the historical boom-and-bust portions, providing a smoothing effect. While it is likely to limit the attractive returns that have historically been available during the recovery period of the cycle, shorter and less intense cycles support the view of real estate as a stable core industry with a low risk profile. Has it helped all sectors and markets? Of course not. Nationwide, you can find markets where any one of the 14 real estate sectors is being overbuilt. For example, we continue to be rewarded by having a zero weighting in the lodging sector, given the excessive number of hotel rooms being developed.

     The second major positive theme is a build-up of earnings growth in markets where high barriers to entry or high market share concentrations exist. In many of these cases, rents have increased rapidly or even spiked. We call this build-up of earnings growth "loss-to-lease." It represents the amount of income that a portfolio could generate if all of its leases were brought to market.

     For example, in the case of Spieker Properties, this would amount to more than a 38% increase in earnings if its leases were rolled to market levels by our estimate. The speed at which a company will capture this loss-to-lease is based on how quickly the leases mature and if there are any restrictions on bringing the leases to market. For example, if Spieker's average lease is five years, we can expect close to 20% of the leases to roll per year. An apartment company rolls its leases at least once a year. Essex Properties, an apartment company with a portfolio in the West Coast's demand-favored markets, has significant loss-to-lease growth potential.

     A third trend we are witnessing is the bifurcation of equity REITs into companies that embrace the goal of providing shareholder value and those that continue to operate as if they were still private. For example, when a company's stock has been sold off to the extent that repurchasing it will provide a higher return than acquisitions or development, logic indicates the company should slow its external growth pursuits and implement a stock-buyback program. To fund the program, the company may have to sell assets to avoid increasing the leverage on the balance sheet, leading us to our next trend.

     The recycling of capital is the fourth trend, and is a proven concept. Manufacturers learned long ago that they can improve their return on equity by turning their inventory and receivables at a faster pace. Smart REIT management teams have chosen to recycle capital by selling assets where most of the upside has been achieved and subsequently redeploying the capital into better investment opportunities. REIT management teams that remain tied to an additive strategy more appropriate for a fluid real estate capital market are finding that they fall out of favor, even if the outlook for their particular sector is positive.

     A fifth trend we are seeing is the growing use of the joint-venture structure. The use of joint ventures can help REITs tap new capital sources and recycle capital, diversify risk, partner with expertise, increase fee income, maintain control through the property management and development responsibilities, and earn higher returns. There is, of course, some downside risk if the transactions are not well structured, not transparent, and do not emphasize financial disclosure.

     Consolidation and privatization represent the sixth trend. We have seen a growing number of mergers and buyouts, but the amount of activity will most likely remain at a low level until management teams of the out-of-favor companies give up their poison pills and accept what is inevitable.

     Until the level of activity becomes material and significant premiums are offered to those companies being acquired or going private, we do not think a bottom-fishing style will earn trophy returns. Over the near term, we are likely to see the continuation of the migration of capital to REITs with proven strategies to create shareholder value and to prosper in a capital-constrained environment. The result should be de facto consolidation with investment in a smaller number of companies.

     Finally, with the recent passage of the REIT Modernization Act by Congress, REITs will be able to establish their own taxable subsidiaries and offer new products and services to tenants. Companies such as Equity Residential Properties, with over 228,000 apartments, are already beginning to offer telecom and financial services to their captive customer base. This will allow REITs to grow incremental earnings with very little capital deployed. That's definitely positive.

     So where do we see earnings growth and returns headed? The themes outlined above reflect a sector that is maturing. Two years of capital constraint have accelerated this process. As the majority of REITs enter their fifth or sixth year as public companies and each management team reexamines its dedication to operating a public company, the schism between dedicated, proactive management and naive management continues to widen. We believe we can continue to steer the portfolio toward the more mature REITs that demonstrate savvy. With earnings growth of 7-8% projected for 2000 and a November 30 NAREIT Equity Index yield of 8.8%, we believe that these mature REITs could endure some multiple contraction if interest rates continue to rise and still deliver double-digit returns.

                                                               DECEMBER 20, 1999

Phoenix-Duff & Phelps Real Estate Securities Fund

AVERAGE ANNUAL TOTAL RETURNS 1                            PERIOD ENDING 11/30/99

                                                        INCEPTION      INCEPTION
                                          1 YEAR       TO 11/30/99        DATE
                                          ------       -----------     ---------
Class A Shares at NAV 2                   (4.69)%         8.42%          3/1/95
Class A Shares at POP 3                   (9.21)          7.32           3/1/95
Class B Shares at NAV 2                   (5.38)          7.61           3/1/95
Class B Shares with CDSC 4                (9.00)          7.29           3/1/95
NAREIT Index 6                            (9.88)          7.76           3/1/95

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

5 This chart illustrates POP returns on Class A shares and CDSC returns for Class B shares since inception.

6 The National Association of Real Estate Investment Trust (NAREIT) Index is an unmanaged, commonly used measure of REIT performance. The index's performance does not reflect sales charges.

   All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 11/30

[GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DUFF&PHELPS FUND
              Phoenix-Duff & Phelps      Phoenix-Duff & Phelps
              Real Estate Securities     Real Estate Securities
              Fund Class A 5             Fund Class B             NAREIT Index 6
3/1/95        9,525                      10,000                     10,000
11/30/95      10,465                     10,921                     10,903
11/30/96      13,521                     14,006                     14,087
11/30/97      17,772                     18,270                     18,275
11/30/98      14,676                     14,980                     15,831
11/30/99      13,988                     13,974                     14,268

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/1/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                       11/30/99

As a percentage of equity holdings
                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Office                     24%
Apartments                 23
Regional Malls             11
Mixed                      9
Diversified                8
Industrial                 8
Strip Centers              7
Other                      10
                                                                              17

Phoenix-Duff & Phelps Real Estate Securities Fund

 TEN LARGEST HOLDINGS AT NOVEMBER 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

1.  Spieker Properties, Inc.                     7.2%
    OFFICE REIT
2.  Boston Properties, Inc.                      7.0%
    OFFICE REIT
3.  Apartment Investment & Management Co.        6.1%
    APARTMENT REIT
4.  Vornado Realty Trust                         6.1%
    DIVERSIFIED REIT
5.  Reckson Associates Realty Corp.              5.7%
    MIXED REIT
6.  Essex Property Trust, Inc.                   5.2%
    APARTMENT REIT
7.  Equity Residential Properties Trust          4.9%
    APARTMENT REIT
8.  Avalonbay Communities, Inc.                  4.5%
    APARTMENT REIT
9.  Mack-Cali Realty Corp.                       4.0%
    OFFICE REIT
10. First Industrial Realty Trust, Inc.          3.8%
    INDUSTRIAL REIT

                        INVESTMENTS AT NOVEMBER 30, 1999

                                                       SHARES         VALUE
                                                    ------------   ----------
COMMON STOCK--99.7%

REAL ESTATE INVESTMENT TRUST--97.1%

DIVERSIFIED--8.2%
Colonial Properties Trust ...........................    25,000    $  615,625
Vornado Realty Trust ................................    56,500     1,783,281
                                                                   ----------
                                                                    2,398,906
                                                                   ----------
INDUSTRIAL/OFFICE--40.6%

INDUSTRIAL--7.6%
CenterPoint Properties Corp. ........................    31,500     1,094,625
First Industrial Realty Trust, Inc. .................    44,000     1,122,000
                                                                   ----------
                                                                    2,216,625
                                                                   ----------

MIXED--9.2%
Duke-Weeks Realty Corp. .............................    54,474     1,007,769
Reckson Associates Realty Corp. .....................    82,700     1,669,506
                                                                   ----------
                                                                    2,677,275
                                                                   ----------

OFFICE--23.8%
Alexandria Real Estate Equities, Inc. ...............    30,000       879,375
Boston Properties, Inc. .............................    72,200     2,044,163
Equity Office Properties Trust ......................    25,000       548,438
Highwoods Properties, Inc. ..........................    10,000       220,000
Mack-Cali Realty Corp. ..............................    47,900     1,182,531
Spieker Properties, Inc. ............................    60,000     2,100,000
                                                                   ----------
                                                                    6,974,507
                                                                   ----------
-----------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                            11,868,407
-----------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                    ------------   ----------

RESIDENTIAL--26.5%

APARTMENTS--22.8%
Apartment Investment & Management Co ................    48,000    $1,785,000
Avalonbay Communities, Inc. .........................    40,700     1,317,662
Equity Residential Properties Trust .................    35,800     1,438,712
Essex Property Trust, Inc. ..........................    47,400     1,537,537
Smith, Charles E. Residential Realty, Inc ...........    18,000       585,000
                                                                   ----------
                                                                    6,663,911
                                                                   ----------

MANUFACTURED HOMES--3.7%
Manufactured Home Communities, Inc ..................    21,500       509,281
Sun Communities, Inc. ...............................    19,200       583,200
                                                                   ----------
                                                                    1,092,481
                                                                   ----------
-----------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                   7,756,392
-----------------------------------------------------------------------------

RETAIL--20.3%

OUTLET CENTERS--2.6%
Chelsea GCA Realty, Inc. ............................    25,000       773,438

REGIONAL MALLS--11.1%
CBL & Associates Properties, Inc ....................    44,000       959,750
General Growth Properties, Inc. .....................    23,000       688,563
Macerich Co. (The) ..................................    43,800       870,525
Urban Shopping Centers, Inc. ........................    28,000       722,750
                                                                   ----------
                                                                    3,241,588
                                                                   ----------
STRIP CENTERS--6.6%
Developers Diversified Realty Corp. .................    49,200       685,725
JDN Realty Corp. ....................................    25,000       410,938
Kimco Realty Corp. ..................................    25,000       831,250
                                                                   ----------
                                                                    1,927,913
                                                                   ----------

-----------------------------------------------------------------------------
TOTAL RETAIL                                                        5,942,939
-----------------------------------------------------------------------------

                        See Notes to Financial Statements
18

Phoenix-Duff & Phelps Real Estate Securities Fund
                                                        SHARES         VALUE
                                                     ------------   ----------
SELF STORAGE--1.5%
Storage USA, Inc. ...................................    16,700    $  450,900
-----------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUST
(IDENTIFIED COST $31,402,094)                                      28,417,544
-----------------------------------------------------------------------------

REAL ESTATE OPERATING COMPANY--2.6%

DIVERSIFIED--0.1%
Vornado Operating Inc.(b) ...........................     4,075        23,686

INDUSTRIAL OFFICE--2.5%
Reckson Services Industries, Inc.(b) ................    26,636       732,490
-----------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES                                 756,176
-----------------------------------------------------------------------------
TOTAL COMMON STOCK
(IDENTIFIED COST $31,435,010)                                      29,173,720
-----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.7%
(IDENTIFIED COST $31,474,427)                                      29,173,720
-----------------------------------------------------------------------------
                                                          PAR
                                                         (000)         VALUE
                                                      ------------   ----------
SHORT-TERM OBLIGATIONS--0.7%

FEDERAL AGENCY SECURITIES--0.7%

Federal Home Loan Mortgage Corp.
Discount Note  5.61%, 12/1/99 .......................      $210    $  210,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $210,000)                                            210,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $31,684,427)                                      29,383,720(a)
Cash and receivables, less liabilities--(0.4%)                       (128,209)
                                                                   ----------
NET ASSETS--100.0% ..................................             $29,255,511
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,406,902 and gross depreciation of $3,707,609 for federal income tax purposes. At November 30, 1999, the aggregate cost of securities for federal income tax purposes was $31,684,427.
(b)  Non-income producing.

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
Investment securities at value
  (Identified cost $31,684,427)                                   $  29,383,720
Receivables
Dividends and interest                                                   38,018
Fund shares sold                                                          6,710
Receivable from advisor                                                   5,376
Prepaid expense                                                             788
                                                                  -------------
     Total assets                                                    29,434,612
                                                                  -------------
LIABILITIES
Custodian                                                                   301
Payables
  Fund shares repurchased                                                75,349
  Transfer agent fee                                                     15,880
  Distribution fee                                                       14,109
  Financial agent fee                                                     5,099
  Trustees' fee                                                           4,258
Accrued expenses                                                         64,105
                                                                  -------------
     Total liabilities                                                  179,101
                                                                  -------------
NET ASSETS                                                          $29,255,511
                                                                  =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $33,276,244
Undistributed net investment income                                     239,751
Accumulated net realized loss                                        (1,959,777)
Net unrealized depreciation                                          (2,300,707)
                                                                  -------------
NET ASSETS                                                          $29,255,511
                                                                  =============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,014,442)                    1,531,091
Net asset value per share                                                $11.11
Offering price per share $11.11/(1-4.75%)                                $11.66

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $12,241,069)                    1,108,654
Net asset value and offering price per share                             $11.04

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME
Dividends                                                         $   1,982,990
Interest                                                                 36,561
                                                                  --------------
        Total investment income                                       2,019,551
                                                                  --------------
EXPENSES
Investment advisory fee                                                 270,694
Distribution fee, Class A                                                52,327
Distribution fee, Class B                                               151,623
Financial agent fee                                                      64,365
Transfer agent                                                           93,814
Printing                                                                 31,091
Professional                                                             23,191
Registration                                                             22,666
Trustees                                                                 16,998
Custodian                                                                11,062
Miscellaneous                                                             7,795
                                                                  --------------
        Total expenses                                                  745,626
        Less expenses borne by investment adviser                      (162,984)
                                                                  --------------
        Net expenses                                                    582,642
                                                                  --------------
NET INVESTMENT INCOME                                                 1,436,909
                                                                  --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (1,888,259)
Net change in unrealized appreciation (depreciation) on
investments                                                          (1,322,055)
                                                                  --------------
NET LOSS ON INVESTMENTS                                              (3,210,314)
                                                                  --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(1,773,405)
                                                                  ==============

                        See Notes to Financial Statements
20

Phoenix-Duff & Phelps Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended       Year Ended
                                                                                              11/30/99         11/30/98
                                                                                            -------------    -------------
FROM OPERATIONS
     Net investment income (loss)                                                            $ 1,436,909    $  1,854,142
     Net realized gain (loss)                                                                 (1,888,259)        (70,514)
     Net change in unrealized appreciation (depreciation)                                     (1,322,055)    (12,098,214)
                                                                                             -----------    ------------
     INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              (1,773,405)    (10,314,586)
                                                                                             -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income, Class A                                                           (1,076,704)       (967,687)
     Net investment income, Class B                                                             (688,451)       (535,003)
     Net realized gains, Class A                                                                      --      (2,254,756)
     Net realized gains, Class B                                                                      --      (1,514,857)
                                                                                             -----------    ------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                (1,765,155)     (5,272,303)
                                                                                             -----------    ------------
FROM SHARE TRANSACTIONS
CLASS A
     Proceeds from sales of shares (149,096 and 445,657 shares, respectively)                  1,804,294       6,419,885
     Net asset value of shares issued from reinvestment of distributions
       (85,480 and 207,094 shares, respectively)                                                 990,008       3,035,928
     Cost of shares repurchased (718,769 and 855,051 shares, respectively)                    (8,384,839)    (11,951,570)
                                                                                             -----------    ------------
Total                                                                                         (5,590,537)     (2,495,757)
                                                                                             -----------    ------------
CLASS B
     Proceeds from sales of shares (167,405 and 362,036 shares, respectively)                  2,005,746       5,231,142
     Net asset value of shares issued from reinvestment of distributions
       (47,858 and 120,031 shares, respectively)                                                 551,622       1,757,836
     Cost of shares repurchased (602,692 and 400,698 shares, respectively)                    (7,096,425)     (5,408,854)
                                                                                             -----------    ------------
Total                                                                                         (4,539,057)      1,580,124
                                                                                             -----------    ------------
     DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                          (10,129,594)       (915,633)
                                                                                             -----------    ------------
     NET DECREASE IN NET ASSETS                                                              (13,668,154)    (16,502,522)

NET ASSETS
     Beginning of period                                                                      42,923,665      59,426,187
                                                                                             -----------    ------------
     END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
        $239,751 AND $563,936, RESPECTIVELY)                                                 $29,255,511    $ 42,923,665
                                                                                             ===========    ============

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                                 ---------------------------------------------------------
                                                                                                                   FROM
                                                                          YEAR ENDED NOVEMBER 30                 INCEPTION
                                                                 --------------------------------------------    3/1/95 TO
                                                                   1999         1998        1997        1996      11/30/95
                                                                                                                 ----------
Net asset value, beginning of period                              $12.25       $16.39      $13.14      $10.72      $10.00
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss)                                   0.51(4)(5)   0.55(4)(5)  0.49(4)(5)  0.53(5)     0.43(4)(5)
     Net realized and unrealized gain (loss)                       (1.07)       (3.18)       3.52        2.50        0.55
                                                                  ------       ------      ------      ------       -----
        TOTAL FROM INVESTMENT OPERATIONS                           (0.56)       (2.63)       4.01        3.03        0.98
                                                                  ------       ------      ------      ------       -----
LESS DISTRIBUTIONS
     Dividends from net investment income                          (0.58)       (0.44)      (0.51)      (0.59)      (0.26)
     Dividends from net realized gains                                --        (1.07)      (0.25)      (0.02)         --
                                                                  ------       ------      ------      ------       -----
        TOTAL DISTRIBUTIONS                                        (0.58)       (1.51)      (0.76)      (0.61)      (0.26)
                                                                  ------       ------      ------      ------       -----
Change in net asset value                                          (1.14)       (4.14)       3.25        2.42        0.72
                                                                  ------       ------      ------      ------       -----
NET ASSET VALUE, END OF PERIOD                                    $11.11       $12.25      $16.39      $13.14      $10.72
                                                                  ======       ======      ======      ======       =====
Total return(1)                                                    (4.69)%     (17.42)%     31.44%      29.20%       9.87%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $17,014      $24,686     $36,336     $22,872     $13,842

RATIO TO AVERAGE NET ASSETS OF:
     Operating expenses                                             1.30%        1.31%       1.30%       1.30%       1.30%(2)
     Net investment income                                          4.30%        3.79%       3.34%       4.55%       5.79%(2)
Portfolio turnover                                                    22%          11%         54%         24%          9%(3)

                                                                                        CLASS B
                                                                 ---------------------------------------------------------
                                                                                                                   FROM
                                                                          YEAR ENDED NOVEMBER 30                 INCEPTION
                                                                 --------------------------------------------    3/1/95 TO
                                                                 1999           1998        1997        1996      11/30/95
                                                                                                                 ---------
Net asset value, beginning of period                              $12.19       $16.32      $13.10      $10.68      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.42(4)(6)   0.43(4)(6)  0.38(4)(6)  0.46(6)     0.36(4)(6)
   Net realized and unrealized gain (loss)                         (1.06)       (3.15)       3.50        2.47        0.56
                                                                  ------       ------      ------      ------       -----
     TOTAL FROM INVESTMENT OPERATIONS                              (0.64)       (2.72)       3.88        2.93        0.92
                                                                  ------       ------      ------      ------       -----
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.51)       (0.34)      (0.41)      (0.49)      (0.24)
Dividends from net realized gains                                     --        (1.07)      (0.25)      (0.02)      --
                                                                  ------       ------      ------      ------       -----
        TOTAL DISTRIBUTIONS                                        (0.51)       (1.41)      (0.66)      (0.51)      (0.24)
                                                                  ------       ------      ------      ------       -----
Change in net asset value                                          (1.15)       (4.13)       3.22        2.42        0.68
                                                                  ------       ------      ------      ------       -----
NET ASSET VALUE, END OF PERIOD                                    $11.04       $12.19      $16.32      $13.10      $10.68
                                                                  ======       ======      ======      ======       =====
Total return(1)                                                    (5.38)%     (18.01)%     30.44%      28.25%       9.21%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $12,241      $18,237     $23,091      $8,259      $2,239
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.05%        2.06%       2.05%       2.05%       2.05%(2)
   Net investment income                                            3.54%        3.07%       2.55%       3.95%       5.03%(2)
Portfolio turnover                                                    22%          11%         54%         24%          9%(3)


(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.05, $0.02, $0.04, $0.07 and $0.12, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.05, $0.02, $0.04, $0.07 and $0.12, respectively.

                        See Notes to Financial Statements
22

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, PETER S. LANNIGAN, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks as its primary objective high current income. The secondary objective is long-term capital appreciation. The Fund invests in high-yield, high-risk debt securities issued by governments and corporations in emerging markets. Debt securities issued by foreign issuers involve greater risks of default, untimely interest and principal payments, and price volatility than higher-rated securities and may present problems of liquidation and valuation.

Q: HOW DID THE FUND PERFORM OVER THE LAST YEAR?

A: For the fiscal year ended November 30, 1999, Class A shares returned 25.63%, Class B shares returned 24.52%, and Class C shares returned 24.40% compared with 16.53% for the J.P. Morgan Emerging Market Bond Index Plus (JP Morgan EMBI+)1. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE?

A: During this reporting period, emerging markets worldwide experienced a strong recovery, emanating from the end of the global crisis that began in mid-1997. The Fund was well positioned to benefit from the resumption of the positive long-term economic performance of the emerging countries in which the Fund invests. Specifically, Russian markets had very strong performance throughout the year.

     Also, after devaluing its currency earlier in 1999, Brazil staged a strong rally. Equally important, the Fund avoided countries that experienced difficulties. A good example is the Fund's lack of exposure to Ecuador, which defaulted on its debt in August, driving its bond index down by (26.05)% for the 12-month period.

Q: WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS?

A: Positive. The new year should attract more crossover investors to the emerging markets as yield levels remain as attractive as they were last year, yet the global economy is no longer in crisis as it was this time last year when many investors were concerned that the economic turmoil would continue, spreading into Latin America. Although past performance is no guarantee of future performance, we believe the first year of the millennium is shaping up to be another strong year for emerging markets.
                                                               DECEMBER 14, 1999

1 THE J.P. MORGAN EMERGING MARKET BOND INDEX PLUS (JP MORGAN EMBI+) IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF EMERGING-MARKETS DEBT. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Goodwin Emerging Markets Bond Fund
AVERAGE ANNUAL TOTAL RETURNS 1                            PERIOD ENDING 11/30/99

                                                        INCEPTION      INCEPTION
                                          1 YEAR       TO 11/30/99        DATE
                                          ------       -----------     ---------
Class A Shares at NAV 2                    25.63%          13.52%        9/5/95
Class A Shares at POP 3                    19.67           12.22         9/5/95

Class B Shares at NAV 2                    24.52           12.62         9/5/95
Class B Shares with CDSC 4                 20.52           12.38         9/5/95

Class C Shares at NAV 2                    24.40          (12.13)       3/26/98
Class C Shares with CDSC 4                 24.40          (12.13)       3/26/98

JP Morgan EMBI+ 7                          16.53          Note 5         Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 15.15% for Class A and Class B (since 9/5/95) and (1.63)% for Class C (since 3/26/98), respectively.

6 This chart illustrates POP returns on Class A shares and CDSC returns for Class B since inception. Returns on Class C shares will vary due to differing sales charges.

7 The JP Morgan Emerging Market Bond Index Plus (EMBI+) Index is an unmanaged, commonly used measure of emerging-market debt total return performance. The index's performance does not reflect sales charges. All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 11/30
                               [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EMERGING MARKETS FUND
               Phoenix-Goodwin         Phoenix-Goodwin
               Emerging Markets        Emerging Markets
              Bond Fund Class A 6     Bond Fund Class B 6      JP Morgan EMBI+ 7
9/5/95            9,525                     10,000                   10,000
11/30/95          9,944                     10,422                   10,537
11/30/96         15,928                     16,565                   15,530
11/30/97         17,826                     18,400                   17,171
11/30/98         12,977                     13,291                   15,604
11/30/99         16,303                     16,398                   18,183


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/5/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on difference in inception dates, fees and sales charges.

COUNTRY WEIGHTINGS                                                      11/30/99

As a percentage of total net assets

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
Brazil                     23%
Argentina                  17
Mexico                     17
Russia                     13
Venezuela                  7
United States              3
Netherlands                3
Other                      17

Phoenix-Goodwin Emerging Markets Bond Fund

 TEN LARGEST HOLDINGS AT NOVEMBER 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

1.  Republic of Brazil NMB-L Reg 7%, 4/15/09     7.0%
    FOREIGN GOVERNMENT SECURITY

2.  United Mexican States Global Bond
    11.375%, 9/15/16                             6.2%
    FOREIGN GOVERNMENT SECURITY

3.  Brazil MYDFA Trust Certificates              5.3%
    FOREIGN GOVERNMENT SECURITY

4.  Republic of Argentina RegS 11.75%, 2/12/07   4.0%
    FOREIGN GOVERNMENT SECURITY

5.  Republic of Argentina Bearer FRB
    6.81%, 3/31/05                               4.0%
    FOREIGN GOVERNMENT SECURITY

6.  Republic of Venezuela 13.625%, 8/15/18       3.9%
    FOREIGN GOVERNMENT SECURITY

7.  Republic of Brazil FLRB-L Bearer 5%, 4/15/09 3.7%
    FOREIGN GOVERNMENT SECURITY

8.  Republic of Argentina 11.75%, 4/7/09         3.4%
    FOREIGN GOVERNMENT SECURITY

9.  Russia Principal Loans                       2.9%
    FOREIGN GOVERNMENT SECURITY

10. Russian Federation 144A 12.75%, 6/24/28      2.7%
    FOREIGN GOVERNMENT SECURITY

                        INVESTMENTS AT NOVEMBER 30, 1999

                                             MOODY'S       PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)         VALUE
                                           -----------  ----------  -----------
CORPORATE BONDS--0.3%
TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
Metromedia International Group, Inc.
10.50%, 9/30/07 ..........................      NR     $    756   $   377,778
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $794,850)                                            377,778
-----------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--75.0%

ALGERIA--2.6%
Algeria Tranche 3 1.125%, 3/4/10(h) ......      NR      300,000     1,541,322

Algeria Tranche 3 6%, 3/4/10 .............      NR        2,000     1,430,000
                                                                  -----------
                                                                    2,971,322
                                                                  -----------
ARGENTINA--15.6%
Republic of Argentina 11.75%, 4/7/09 .....       B        4,000     3,897,500

Republic of Argentina Bearer FRB
6.813%, 3/31/05(b) .......................       B        5,280     4,612,080

Republic of Argentina Bocon Pro1 M1, PIK
interest capitalization, 2.786%, 4/1/07(b)(d)(e) BBB-     3,585     2,435,981

Republic of Argentina 9.75%, 9/19/27 .....       B        3,000     2,505,000

Republic of Argentina RegS
11.75%, 2/12/07(e) .......................       B        5,300     4,684,484
                                                                  -----------
                                                                   18,135,045
                                                                  -----------

                                             MOODY'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)         VALUE
                                           ----------- ---------  -----------
BRAZIL--22.5%
Brazil MYDFA Trust Certificates RegS
6.8125%, 9/15/07(b) ......................      NR     $  8,241   $ 6,202,056

Republic of Brazil Global Bearer
14.5%, 10/15/09 ..........................       B        1,000     1,042,500

Republic of Brazil 6%, 9/15/13 ...........       B        3,733     2,501,324

Republic of Brazil FLRB Bearer
5%, 4/15/09(b) ...........................       B        6,200     4,231,500

Republic of Brazil C Bond, PIK interest
capitalization, 8%, 4/15/14(b) ...........       B        1,820     1,236,906

Republic of Brazil DCB-L Euro
7%, 4/15/12(b) ...........................       B        2,500     1,676,562

Republic of Brazil NMB-L 7%, 4/15/09(b) ..       B        1,500     1,129,687

Republic of Brazil NMB-L Reg
7%, 4/15/09(b) ...........................       B       10,800     8,133,750
                                                                  -----------
                                                                   26,154,285
                                                                  -----------
BULGARIA--2.0%
Republic of Bulgaria FLIRB Bearer Series A
2.75%, 7/28/12(b) ........................       B        1,606     1,128,866

Republic of Bulgaria FLIRB Reg A
2.75%, 7/28/12(b) ........................       B        1,250       878,125

Republic of Bulgaria FLIRB Series B
3.25%, 7/28/12(b) ........................       B          508       356,921
                                                                  -----------
                                                                    2,363,912
                                                                  -----------

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                                             MOODY'S       PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)         VALUE
                                           -----------  ----------  -----------
COLOMBIA--1.1%
Republic of Colombia 9.75%, 4/23/09 ......     Ba      $  1,500   $ 1,317,188
                                                                  -----------
ECUADOR--1.3%
Republic of Ecuador 4%, 2/28/25(b)(f) ....    Caa         2,000       702,500

Republic of Ecuador Series Disc
0%, 2/28/25(f) ...........................    Caa         2,000       773,750
                                                                  -----------
                                                                    1,476,250
                                                                  -----------
IVORY COAST--0.5%
Ivory Coast PDI Series F 1.90%, 3/29/18(i)     NR           606        23,968

Ivory Coast FLIRB Series FRF
2%, 3/29/18(i) ...........................     NR        15,950       514,145
                                                                  -----------
                                                                      538,113
                                                                  -----------
MEXICO--9.7%
United Mexican States 6.63%, 12/31/19(l)(n)    Ba         8,250     1,049,501

United Mexican States Global Bond
11.375%, 9/15/16 .........................     Ba         6,500     7,166,250

United Mexican States Global Bond
11.50%, 5/15/26 ..........................     Ba         1,500     1,737,375

United Mexican States NMB
6.76%, 3/25/05(b) ........................     Ba         1,375     1,292,500
                                                                  -----------
                                                                   11,245,626
                                                                  -----------
NIGERIA--0.7%
Nigeria Promissory Notes Series RC
5.092%, 1/5/10 ...........................     NR         1,271       824,646

PERU--1.2%
Republic of Peru FLIRB 3.75%, 3/17/17(b) .     Ba         2,400     1,399,500

RUSSIA--10.4%
City of St Petersburg RegS 9.5%, 6/18/02 .     Caa        2,000     1,290,000

Russia Principal Loans PIK interest
capitalization 0%, 6/24/08(f) ............     NR        25,000     3,406,250

Russia Treasury Bill OFZ Linked Notes
14%, 9/12/01(g) ..........................     NR        52,885       891,320

Russian Federal Loan Bond OFZ Series 25022
15%, 2/23/00(g) ..........................     NR        25,556       899,724

Russian Federal Loan Bond OFZ Series 25030
0%, 12/15/01(g) ..........................     NR         4,679        48,280

Russian Federal Loan Bond OFZ Series 27001
25%, 2/6/02(b)(g) ........................     NR         1,365        25,050

Russian Federal Loan Bond OFZ Series 27002
25%, 5/22/02(b)(g) .......................     NR         1,365        23,521

                                             MOODY'S       PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)         VALUE
                                           -----------  ----------  -----------
RUSSIA--CONTINUED
Russian Federal Loan Bond OFZ Series 27003
25%, 6/5/02(b)(g) ........................     NR       $ 1,365   $    23,358

Russian Federal Loan Bond OFZ
Series 27004  25%, 9/18/02(b)(g) .........     NR         1,365        22,070

Russian Federal Loan Bond OFZ
Series 27005 25%, 10/9/02(b)(g) ..........     NR         1,365        21,313

Russian Federal Loan Bond OFZ
Series 27006 25%, 1/22/03(b)(g) ..........     NR         1,365        20,337

Russian Federal Loan Bond OFZ
Series 27007 25%, 2/5/03(b)(g) ...........     NR         1,365        20,199

Russian Federal Loan Bond OFZ
Series 27008  25%, 5/21/03(b)(g) .........     NR         1,365        19,826

Russian Federal Loan Bond OFZ
Series 27009 25%, 6/4/03(b)(g) ...........     NR         1,365        19,749

Russian Federal Loan Bond OFZ
Series 27010 25%, 9/17/03(b)(g) ..........     NR         1,365        19,059

Russian Federal Loan Bond OFZ
Series 27011 25%, 10/8/03(b)(g) ..........     NR         1,365        18,604

Russian Federal Loan Bond OFZ
Series 28001 25%, 1/21/04(b)(g) ..........     NR         1,365        18,426

Russian Federation 144A 12.75%,
6/24/28(c) ...............................      B         5,000     3,087,500

Russian Federation RegS 9.25%, 11/27/01 ..      B         1,000       737,500

Russian Federation RegS 12.75%, 6/24/28 ..      B         2,500     1,543,750
                                                                  -----------
                                                                   12,155,836
                                                                  -----------

TURKEY--0.9%
Republic of Turkey 11.875%, 11/5/04 ......      B          1,000    1,023,750

VENEZUELA--6.5%
Republic of Venezuela 13.625%, 8/15/18 ...      B          5,000    4,475,000

Republic of Venezuela FLIRB Series A
6.875%, 3/31/07(b) .......................      B            714      548,210

Republic of Venezuela FLIRB Series B
6.875%, 3/31/07(b) .......................      B          1,786    1,370,525

Republic of Venezuela NMB-A
6.438%, 12/18/05(b) ......................      B          1,529    1,208,258
                                                                  -----------
                                                                    7,601,993
                                                                  -----------
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $87,305,172)                                      87,207,466
-------------------------------------------------------------------------------

                        See Notes to Financial Statements
26

Phoenix-Goodwin Emerging Markets Bond Fund

                                             MOODY'S       PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)         VALUE
                                           -----------  ----------  -----------
FOREIGN CORPORATE BONDS--10.3% 1

ARGENTINA--0.8%
Imasac SA RegS 11%,5/2/05
(Iron & Steel) ...........................       B      $ 1,500   $   892,500

BRAZIL--0.9%
Localiza Rent a Car 10.25%, 10/1/05 (Services
(Commercial & Consumer)) .................       B        1,500     1,072,500

COLOMBIA--0.3%
Transtel Pass-Thru Trust 12.50%, 11/1/07
(Communications Equipment) ...............       B          500       280,000

MEXICO--5.7%
Azteca Holdings SA 11%, 6/15/02
(Broadcasting (Television, Radio & Cable))       B        1,000       867,500

International de Ceramica S.A.
9.75%, 8/1/02 (Household Furniture &
Appliances) ..............................      NR        2,000     1,540,000

Nacional Finaniciera SNC 22%, 5/20/02
(Financial (Diversified))(k) .............      NR       20,000     2,198,794

Transporte Maritma Yankee Senior Notes
10%, 11/15/06 (Truckers) .................      Ba        1,300     1,020,500

Vicap SA 11.375%, 5/15/07
(Housewares) .............................      Ba        1,100     1,014,750
                                                                  -----------
                                                                    6,641,544
                                                                  -----------
NETHERLANDS--2.6%
Astra O/S Fin BV Asiiij Float 6.50%, 6/30/05
(Automobiles) ............................      NR        2,061     1,319,194

Mosenergo Finance  8.375%, 10/9/02
(Financial (Diversified))(d) .............     CCC        2,500     1,725,000
                                                                  -----------
                                                                    3,044,194
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $11,467,595)                                      11,930,738
-----------------------------------------------------------------------------

                                                       SHARES        VALUE
                                                     ----------    ----------
FOREIGN COMMON STOCKS--7.7%

ARGENTINA--1.1%
Banco de Galicia y Buenos Aires SA de CV
Sponsored ADR (Banks (Money Center)) ................    60,112   $ 1,228,539

HUNGARY--0.7%
Magyar Tavkozlesi Rt. Sponsored ADR
(Telecommunications (Long Distance) .................    25,700       775,819

INDONESIA--0.3%
PT Telekomunikasi Indonesia Sponsored
ADR (Telecommunications (Long
Distance) ...........................................    42,500       358,594

MEXICO--1.3%
Cemex S.A. de C.V.Sponsored ADR
(Construction (Cement & Aggregates) .................    20,000       491,250

Telefonos de Mexico S.A. Sponsored ADR
(Telecommunications (Long Distance)) ................    11,700     1,082,981
                                                                  -----------
                                                                    1,574,231
                                                                  -----------

RUSSIA--2.5%
Lukoil Holding Sponsored ADR (Oil (Domestic
Integrated)) ........................................    50,000     1,712,500

Surgutneftegaz  Sponsored ADR (Oil
(International Integrated)) ......................... 1  30,000     1,235,000
                                                                  -----------
                                                                    2,947,500
                                                                  -----------

SINGAPORE--0.2%
Asia Pulp & Paper Co., Ltd. Sponsored ADR
(Paper & Forest Products)(m) ........................    23,200       197,200

TAIWAN--0.6%
Taiwan Semiconductor Manufacturing Co.,
Ltd. Sponsored ADR (Electronics
(Semiconductors)) ...................................    20,000       716,250

TURKEY--0.7%
Haci Omer Sabanchi Holding AS ADR
(Conglomerates) ..................................... 1  00,000       805,000

VENEZUELA--0.3%
Compania Anonima Nacional Telefonos de
Venezuela - ADR  (Telecommunications
(Long Distance)) ....................................    15,000       359,063
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $8,418,956)                                        8,962,196
-----------------------------------------------------------------------------
                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                                                       SHARES        VALUE
                                                     ----------    ----------
MUTUAL FUNDS--1.7%
HONG KONG--0.3%
Tracker Fund of Hong Kong (Financial
(Diversified))(m) ...................................   150,000   $   294,537

UNITED STATES--1.4%
Morgan Stanley Dean Witter India Investment
Fund (Financial (Diversified))(m) ...................    39,300       530,550

Webs - Japan Index Series (Financial
(Diversified)) ......................................    33,000       503,250

Webs - Malaysia Index Series (Financial
(Diversified)) ......................................    45,000       241,875

Webs - Singapore Index Series (Financial
(Diversified)) ......................................    43,000       360,125
                                                                  -----------
                                                                    1,635,800
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $1,910,451)                                        1,930,337
-----------------------------------------------------------------------------

WARRANTS--1.0%
First Com Corp. 144A Warrants(c) ....................    70,000     1,207,500

-----------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                1,207,500
-----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.0%
(IDENTIFIED COST $109,897,024)                                    111,616,015
-----------------------------------------------------------------------------

                                                        PAR
                                                       VALUE
                                                       (000)         VALUE
                                                     ----------    ----------
SHORT TERM OBLIGATIONS--1.2%

FEDERAL AGENCY SECURITIES--1.2%
Federal Home Loan Mortgage Corp.
Discount Note 5.61%, 12/1/99 ........................   $ 1,445   $ 1,445,000
-----------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $1,445,000)                                        1,445,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--97.2%
(IDENTIFIED COST $111,342,024)                                    113,061,015(a)

Cash and receivables, less liabilities--2.8%                        3,251,210
                                                                 ------------
NET ASSETS--100.0%                                               $116,312,225
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,649,022 and gross depreciation of $8,030,860 for federal income tax purposes. At November 30, 1999, the aggregate cost of securities for federal income tax purposes was $111,442,853

(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1999, these securities amounted to a value of $4,295,000 or 3.7% of net assets.

(d)  As rated by Standard & Poors, Fitch or Duff & Phelps.

(e)  Par value represents Argentine Pesos.

(f)  Securities in default.

(g)  Par value represents Russian Rubles.

(h)  Par value represents Japanese Yens.

(i)  Par value represents Euro.

(j)  Par value represents Turkish Liras rounded in millions.

(k)  Par value represents Mexican Pesos.

(l)  Rights incorporated as a unit.

(m)  Non-income producing.

(n)  Par value represents French Francs.

                       See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
Investment securities at value
  (Identified cost $111,342,024)                                   $113,061,015
Foreign currency at value
  (Identified cost $540,200)                                            536,883
Net unrealized appreciation on forward
  foreign currency contracts                                             59,950
Receivables
  Investment securities sold                                         17,313,149
  Dividends and interest                                              2,539,208
  Fund shares sold                                                      139,415
Prepaid expense                                                           1,522
                                                                   ------------
     Total assets                                                   133,651,142
                                                                   ------------
LIABILITIES
Custodian                                                                39,013
Payables
  Investment securities purchased                                    16,792,003
  Fund shares repurchased                                               233,570
  Investment advisory fee                                                71,822
  Distribution fee                                                       61,887
  Transfer agent fee                                                     27,242
  Financial agent fee                                                    10,340
  Trustees' fee                                                           4,258
Accrued expenses                                                         98,782
                                                                   ------------
        Total liabilities                                            17,338,917
                                                                   ------------

NET ASSETS                                                         $116,312,225
                                                                   ============

NET ASSETS CONSIST OF:

Capital paid in on shares of beneficial interest                   $160,495,907
Undistributed net investment income                                   1,088,309
Accumulated net realized loss                                      (47,041,028)
Net unrealized appreciation                                           1,769,037
                                                                   ------------
NET ASSETS                                                         $116,312,225
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $54,848,923)                    7,129,598
Net asset value per share                                                 $7.69
Offering price per share $7.69/(1-4.75%)                                  $8.07

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $58,453,075)                    7,694,088
Net asset value and offering price per share                              $7.60

CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,010,227)                       394,454
Net asset value and offering price per share                              $7.63

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1999
INVESTMENT INCOME
Interest                                                          $  18,113,849
Dividends                                                                27,744
Foreign taxes withheld                                                     (752)
                                                                  -------------
  Total investment income                                            18,140,841
                                                                  -------------
EXPENSES
Investment advisory fee                                                 700,590
Distribution fee, Class A                                               115,593
Distribution fee, Class B                                               449,257
Distribution fee, Class C                                                22,491
Financial agent fee                                                     110,201
Transfer agent                                                          196,275
Custodian                                                                60,748
Printing                                                                 46,778
Professional                                                             29,628
Trustees                                                                 15,167
Registration                                                             31,232
Miscellaneous                                                            33,107
                                                                  -------------
  Total expenses                                                      1,811,067
  Custodian fees paid indirectly                                         (1,520)
                                                                  -------------
Net expenses                                                          1,809,547
                                                                  -------------
NET INVESTMENT INCOME                                                16,331,294
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                       1,174,456
Net realized gain on foreign currency transactions                       38,778
Net change in unrealized appreciation (depreciation) on
  investments                                                         4,685,310
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                     87,512
                                                                  -------------
NET GAIN ON INVESTMENTS                                               5,986,056
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $22,317,350
                                                                  =============

                        See Notes to Financial Statements
                                                                              29

Phoenix-Goodwin Emerging Markets Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended     Year Ended
                                                                                              11/30/99        11/30/98
                                                                                            -------------   -------------
FROM OPERATIONS
   Net investment income (loss)                                                              $16,331,294     $13,088,232
   Net realized gain (loss)                                                                    1,213,234     (43,148,647)
   Net change in unrealized appreciation (depreciation)                                        4,772,822       1,569,334
                                                                                            -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 22,317,350     (28,491,081)
                                                                                            -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (7,416,057)     (5,581,936)
   Net investment income, Class B                                                             (7,042,619)     (3,942,930)
   Net investment income, Class C                                                               (347,153)        (54,521)
   Net realized gains, Class A                                                                        --      (1,201,906)
   Net realized gains, Class B                                                                        --        (697,910)
   Net realized gains, Class C                                                                        --               --
   In excess of net investment income, Class A                                                        --      (6,002,330)
   In excess of net investment income, Class B                                                        --      (3,485,367)
   In excess of net investment income, Class C                                                        --               --
   Tax return of capital, Class A                                                                     --      (1,984,297)
   Tax return of capital, Class B                                                                     --      (1,343,438)
   Tax return of capital, Class C                                                                     --         (14,524)
                                                                                            -------------   -------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                               (14,805,829)    (24,309,159)
                                                                                            -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (3,556,835 and 2,907,456 shares, respectively)               25,142,286      27,208,118
   Net asset value of shares issued from reinvestment of distributions
     (351,670 and 1,029,832 shares, respectively)                                              2,480,258      10,935,153
   Cost of shares repurchased (2,574,617 and 3,428,413 shares, respectively)                 (18,206,934)    (34,342,515)
                                                                                            -------------   -------------
Total                                                                                          9,415,610       3,800,756
                                                                                            -------------   -------------
CLASS B
   Proceeds from sales of shares (3,425,208 and 3,220,244 shares, respectively)               24,265,446      30,065,148
   Net asset value of shares issued from reinvestment of distributions
     (446,690 and 492,109 shares, respectively)                                                3,123,762       4,864,295
   Cost of shares repurchased (1,401,581 and 1,516,158 shares, respectively)                  (9,790,280)    (13,762,067)
                                                                                            -------------   -------------
   Total                                                                                      17,598,928      21,167,376
                                                                                            -------------   -------------
CLASS C
   Proceeds from sales of shares (462,019 and 170,364 shares, respectively)                    3,316,816       1,509,747
   Net asset value of shares issued from reinvestment of distributions
     (17,681 and 2,515 shares, respectively)                                                     126,396          19,878
   Cost of shares repurchased (253,300 and 4,825 shares, respectively)                        (1,856,218)        (46,423)
                                                                                            -------------   -------------
   Total                                                                                       1,586,994       1,483,202
                                                                                            -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  28,601,532      26,451,334
                                                                                            -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      36,113,053     (26,348,906)
NET ASSETS
   Beginning of period                                                                        80,199,172     106,548,078
                                                                                            -------------   -------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND DISTRIBUTIONS
     IN EXCESS OF NET INVESTMENT INCOME OF $1,088,309 AND ($50,697), RESPECTIVELY)          $116,312,225    $ 80,199,172
                                                                                            ============    =============

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS A
                                                                  ------------------------------------------------------
                                                                                                                   FROM
                                                                            YEAR ENDED NOVEMBER 30               INCEPTION
                                                                  ------------------------------------------      9/5/95 TO
                                                                   1999        1998        1997        1996       11/30/95
Net asset value, beginning of period                              $ 7.20      $12.84      $14.80      $10.18      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     1.23        1.32        1.38(4)     1.26(5)     0.25(4)(5)
   Net realized and unrealized gain (loss)                          0.40       (4.22)       0.17        4.56        0.18
                                                                  ------      ------      ------      ------      ------
        TOTAL FROM INVESTMENT OPERATIONS                            1.63       (2.90)       1.55        5.82        0.43
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (1.14)      (1.00)      (1.28)      (1.20)      (0.25)
   Dividends from net realized gains                                  --       (0.23)      (2.23)         --          --
   Dividends in excess of net investment income                       --       (1.16)         --          --          --
     Return of capital                                                --       (0.35)         --          --          --
                                                                  ------      ------      ------      ------      ------
        TOTAL DISTRIBUTIONS                                        (1.14)      (2.74)      (3.51)      (1.20)      (0.25)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.49       (5.64)      (1.96)       4.62        0.18
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 7.69      $ 7.20      $12.84      $14.80      $10.18
                                                                  ======      ======      ======      ======      ======
Total return(1)                                                    25.63%     (27.20)%     11.91%      60.18%       4.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $54,849     $41,725     $67,875     $29,661     $12,149
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.56%(7)    1.43%       1.40%(7)    1.50%       1.50%(2)
   Net investment income                                           17.96%      13.74%       9.90%      10.41%      10.48%(2)
Portfolio turnover                                                   326%        405%        614%        378%         38%(3)

                                                                                         CLASS B
                                                                  ------------------------------------------------------
                                                                                                                   FROM
                                                                            YEAR ENDED NOVEMBER 30               INCEPTION
                                                                  ------------------------------------------      9/5/95 TO
                                                                   1999        1998        1997        1996       11/30/95
Net asset value, beginning of period                              $ 7.13      $12.77      $14.78      $10.18      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     1.17        1.23        1.26(4)     1.19(6)     0.22(4)(6)
   Net realized and unrealized gain (loss)                          0.40       (4.18)       0.18        4.53        0.20
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               1.57       (2.95)       1.44        5.72        0.42
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (1.10)      (0.97)      (1.22)      (1.12)      (0.24)
   Dividends from net realized gains                                  --       (0.23)      (2.23)         --          --
   Dividends in excess of net investment income                       --       (1.16)         --          --          --
   Return of capital                                                  --       (0.33)         --          --          --
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (1.10)      (2.69)      (3.45)      (1.12)      (0.24)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.47       (5.64)      (2.01)       4.60        0.18
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 7.60      $ 7.13      $12.77      $14.78      $10.18
                                                                  ======      ======      ======      ======      ======
Total return (1)                                                   24.52%     (27.86)%     11.07%      58.94%       4.22%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $58,453     $37,270     $38,673      $9,713        $596
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                2.31%(7)    2.20%       2.15%(7)    2.25%       2.25%(2)
  Net investment income                                            17.04%      12.98%       9.14%       9.79%      10.29%(2)
Portfolio turnover                                                   326%        405%        614%        378%         38%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.

(2)  Annualized.

(3)  Not annualized.

(4)  Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.

(6) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.

(7) The ratio of expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                           CLASS C
                                                      ------------------
                                                                   FROM
                                                       YEAR     INCEPTION
                                                       ENDED    3/26/98 TO
                                                     11/30/99    11/30/98
Net asset value, beginning of period                  $ 7.17      $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         1.17        0.85(4)
   Net realized and unrealized gain (loss)              0.39       (5.10)
                                                      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                   1.56       (4.25)
                                                      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (1.10)      (0.66)
   Dividends from net realized gains                      --          --
   Dividends in excess of net investment income           --          --
   Return of capital                                      --       (0.17)
                                                      ------      ------
     TOTAL DISTRIBUTIONS                               (1.10)      (0.83)
                                                      ------      ------
Change in net asset value                               0.46       (5.08)
                                                      ------      ------
NET ASSET VALUE, END OF PERIOD                        $ 7.63      $ 7.17
                                                      ======      ======
Total return(1)                                        24.40%     (35.33)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $3,010      $1,205
RATIO TO AVERAGE NET ASSETS OF:
     Operating expenses                                 2.31%(5)    2.29%(2)
     Net investment income                             16.47%      15.59%(2)
Portfolio turnover                                       326%        405%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.

(2)  Annualized.

(3)  Not annualized.

(4)  Computed using average shares outstanding.

(5) The ratio of expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements
32

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking to maximize tax-exempt yield and after-tax total return. Investors should note that income from the Fund may be subject to state and local taxes and the alternative minimum tax, if applicable.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the fiscal year ended November 30, 1999, Class A shares returned (3.66%) and Class B shares returned (4.35%) compared with a return of (1.08%) for the Lehman Brothers Municipal Bond Index.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW WOULD YOU ASSESS THE GENERAL ECONOMY?

A: The U.S. economy appears on target to set a post-war record of nine years of uninterrupted economic expansion as it heads into the new millennium. The job market remains tight; inflation appears to be in check; and the global economic turmoil experienced in 1998 appears to have subsided. The national unemployment rate, which ended the third quarter at 4.2%, is the lowest the country has seen since the late 1960s. Inflation, as measured by the Consumer Price Index (CPI), ended the third quarter at approximately 2.5%. CPI has increased by about 1% over the last 12 months, and the Federal Reserve (Fed) has responded by raising rates three times for a total of 75 basis points.

     Despite the recent tightening of monetary policy by the Fed, the economy remains resilient as labor markets are tight and consumer spending is strong. Labor markets are being stretched to capacity, which could force labor costs higher and put further pressure on prices. The willingness of consumers to borrow and spend is providing the economy the necessary fuel to stay healthy. The Fed is expected to remain vigilant to ensure that inflation does not overheat and disrupt the economy.

     In summary, the economy appears to be in good shape. Economic growth should continue at its current pace, with a chance of slowing if labor constraints heighten. Inflation should remain under control, given the Fed's watchful eye and willingness to tighten monetary policy if necessary.

Q: HOW DID FACTORS IN THE MUNICIPAL BOND MARKET AFFECT THE FUND?

A: The municipal bond market slightly underperformed the U.S. Treasury market over the past 12 months due primarily to soft demand from individual investors in the face of rising interest rates. Municipal yields are higher by almost 1% across the yield curve, while total returns are negative for maturities 10 years and longer. Issuance of municipal bonds is down approximately 20% compared with 1998, as higher interest rates have made it less economical for issuers to refinance older, higher-cost debt. As such, refundings are down over 50% from 1998, and total 1999 issuance is expected to be 25% lower than last year, which should bode well for the market heading into next year. On the demand side, retail buying has picked up as municipal yields approach 6%, while institutional buying, which includes mutual funds and insurance companies,

1 THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT MUNICIPAL BOND TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT AND DOES NOT REFLECT INVESTMENT MANAGEMENT OR OTHER MUTUAL FUND-RELATED FEES.

                        See Notes to Financial Statements
has slowed. With long municipal bonds yielding almost 100% of long U.S. Treasury bonds, municipal securities are very attractive as we head into the year 2000.

     Within the Fund, we continue to emphasize higher quality issues, as the yield premium between higher quality bonds and lower quality bonds remains narrow by historical standards. The Fund currently has an average quality rating of AAA, with slightly over 63% of its issues rated AA or higher. The Fund remains well diversified both geographically and by sector (revenue, general obligation, and pre-refunded issues).

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: As we move forward into the year 2000, factors that could drive the relative value of municipal bonds over the year include: the U.S. inflation outlook and the Fed's response to monetary policy, U.S. Treasury rates and the global investment markets, legislative developments in the electric utility industry and their impact on tax laws for municipal utility bonds, and lastly, the municipal market's balance of supply and demand for municipal bonds. Finally, should the U.S. stock market continue to experience the same pace of appreciation that it has enjoyed over the past few years, money could continue to be diverted away from the tax-exempt sector, thus putting some additional pressure on municipals. Despite these potential risks, the municipal market still represents good relative value at current levels, especially given that the ratio of municipal yields to U.S. Treasury yields is close to 100%. Assuming the domestic economy remains healthy and municipal supply remains manageable, we would expect strong relative performance from the municipal market over the next year.
                                                                DECEMBER 8, 1999

Phoenix-Goodwin Tax-Exempt Bond Fund

AVERAGE ANNUAL TOTAL RETURNS 1                            PERIOD ENDING 11/30/99

                                                                           INCEPTION     INCEPTION
                                       1 YEAR     5 YEARS     10 YEARS    TO 11/30/99       DATE
                                       ------       -----       -----        -------      -------
Class A Shares at NAV 2                (3.66)%      6.20%       6.26%            --            --
Class A Shares at POP 3                (8.24)       5.17        5.74             --            --
Class B Shares at NAV 2                (4.35)       5.43          --           3.52%       3/16/94
Class B Shares with CDSC 4             (8.02)       5.43          --           3.52        3/16/94
Lehman Brothers Municipal Bond Index 7 (1.08)       7.54        7.06         Note 5        Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

5    Index performance is 5.42% for Class B (since 2/28/94).

6 This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.

7 The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade tax-exempt municipal bond total return performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



GROWTH OF $10,000                                           PERIODS ENDING 11/30

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TAX-EXEMPT BOND FUND
                           Phoenix-Goodwin
                           Tax-Exempt                         Lehman Muni
                           Bond Fund Class A 6                Bond Index 7
11/30/89                   9,525                              10,000
11/30/90                   10,143                             10,770
11/29/91                   11,089                             11,875
11/30/92                   12,411                             13,067
11/30/93                   13,998                             14,514
11/30/94                   12,941                             13,752
11/30/95                   15,513                             16,351
11/29/96                   16,180                             17,314
11/28/97                   17,158                             18,556
11/30/98                   18,145                             19,996
11/30/99                   17,481                             19,780

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

STATE WEIGHTINGS                                                        11/30/99
As a percentage of bond holdings

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pennsylvania               9%
New York                   9
Georgia                    9
Illinois                   8
California                 8
Virginia                   6
Texas                      5
Other                     46

                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                        INVESTMENTS AT NOVEMBER 30, 1999

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)         VALUE
                                           -----------  ----------  -----------
MUNICIPAL BONDS--97.4%
ALASKA--1.3%
Valdez Marine Terminal Revenue
7%, 12/1/25(c) ..........................      AA+       $1,125    $1,192,500

ARIZONA--1.1%
Pima County Sewer Revenue Pre-refunded
6.75%, 7/1/15 (FGIC Insured) ............      AAA          460       481,850
Pima County Sewer Revenue Unrefunded
6.75%, 7/1/15 (FGIC Insured) ............      AAA          540       560,925
                                                                   ----------
                                                                    1,042,775
                                                                   ----------
ARKANSAS--1.2%
Drew County Public Facilities Board Series A-2
7.90%, 8/1/11 (FNMA Collateralized) .....      Aaa(b)       211       222,473

Jacksonville Residential Housing Facilities
Board Series A-2 7.90%, 1/1/11 (FNMA
Collateralized) .........................      Aaa(b)       364       380,941

Lonoke County Residential Housing Facilities
Board Series A-2 7.90%, 4/1/11 (FNMA
Collateralized) .........................      Aaa(b)       345       369,598

Stuttgart Public Facilities Board Series A-2
7.90%, 9/1/11 (FNMA Collateralized) .....      Aaa(b)       171       177,824
                                                                   ----------
                                                                    1,150,836
                                                                   ----------
CALIFORNIA--7.5%
Pittsburg Redevelopment Agency Series A
4.625%, 8/1/21 (AMBAC Insured) ..........      AAA        1,650     1,383,937

Riverside County Series B
8.625%, 5/1/16 (GNMA Collateralized) ....      AAA        4,300     5,719,000
                                                                   ----------
                                                                    7,102,937
                                                                   ----------
COLORADO--3.0%
Arapahoe County Capital Improvement
Series E Pre-refunded 6.90%, 8/31/15 ....      Aaa(b)     2,500     2,828,125

CONNECTICUT--4.0%
Mashantucket Western Pequot Tribe
Special Revenue Series A Pre-refunded 144A
6.50%, 9/1/05(d) ........................      AAA          845       922,106

Mashantucket Western Pequot Tribe
Special Revenue Series A Pre-refunded 144A
6.50%, 9/1/06(d) ........................      AAA          495       543,881

Mashantucket Western Pequot Tribe Special
Revenue Series A 144A 5.50%, 9/1/28(d) ..      Baa(b)     1,500     1,312,500

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)         VALUE
                                           -----------  ----------  -----------
CONNECTICUT--CONTINUED
Mashantucket Western Pequot Tribe Special
Revenue Series B 144A 5.60%, 9/1/09(d) ..      Baa(b)    $1,000       983,750
                                                                   ----------
                                                                    3,762,237
                                                                   ----------
GEORGIA--8.8%
Atlanta Water and Wastewater Revenue
Series A 5%, 11/1/29 (FGIC Insured) .....      AAA        2,000     1,715,000

Atlanta Water and Wastewater Revenue
Series A 5%, 11/1/38 (FGIC Insured) .....      AAA        1,000       837,500

Cartersville Development Authority Revenue
5.625%, 5/1/09 ..........................        A+       2,000     2,035,000

Georgia Municipal Electric Authority Power
Revenue Series Z 5.50%, 1/1/20
(FGIC Insured) ..........................      AAA        2,000     1,940,000

Georgia State General Obligation Series A
7.45%, 1/1/09 ...........................      AAA        1,500     1,762,500
                                                                   ----------
                                                                    8,290,000
                                                                   ----------
ILLINOIS--8.0%
Chicago Board of Education Series A
6%, 1/1/20 (MBIA Insured) ...............      AAA          500       509,375

Chicago Gas Supply Revenue Series B
7.50%, 3/1/15 ...........................       AA-       1,000     1,027,060

Chicago O'Hare International Airport Special
Facility Revenue 8.85%, 5/1/18 ..........       BB+         835       885,543

Cook County Series A  5%, 11/15/28
(FGIC Insured) ..........................      AAA        2,000     1,692,500

Illinois Development Finance Authority
Pollution Control Revenue Series B
7.60%, 9/1/13 ...........................        A+       2,000     2,054,180

Illinois Health Facilities Authority Revenue
Series C 7%, 4/1/08 (FSA Insured) .......      AAA        1,100     1,236,125

Illinois Housing Development Authority
Residential Mortgage Revenue Series A
7%, 8/1/17 ..............................       AA           70        70,214

Metropolitan Pier & Exposition Authority
Revenue Unrefunded 6.50%, 6/15/07
(FGIC Insured) ..........................      AAA           30        32,250
                                                                   ----------
                                                                    7,507,247
                                                                   ----------

                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)         VALUE
                                           -----------  ----------  -----------
INDIANA--3.7%
Indianapolis Public Local Improvement
Revenue Series C 0%, 1/1/03 .............        A(b)    $2,500    $2,162,500

Indianapolis Public Local Improvement
Revenue Series A 0%, 2/1/05 .............       Aa(b)     1,765     1,370,081
                                                                   ----------
                                                                    3,532,581
                                                                   ----------
KENTUCKY--3.2%
Kentucky State Turnpike Authority Economic
Development Revenue 0%, 1/1/10
(FGIC Insured) ..........................      AAA        3,300     1,947,000

Perry County Solid Waste Disposal Revenue
7%, 6/1/24 ..............................       NR        1,000     1,035,000
                                                                   ----------
                                                                    2,982,000
                                                                   ----------
LOUISIANA--1.5%
Louisiana Environmental Facilities Community
Development Revenue 5.25%, 12/1/18
(AMBAC Insured) .........................      AAA        1,500     1,406,250

St. Tammany Public Transportation Financing
Authority Revenue Series A 7%, 6/1/02
(FNMA Collateralized) ...................      Aaa(b)        47        48,174
                                                                   ----------
                                                                    1,454,424
                                                                   ----------
MARYLAND--0.6%
Baltimore General Obligation 7%, 10/15/09
(MBIA Insured) ..........................      AAA          500       573,750

MASSACHUSETTS--3.8%
Massachusetts Bay Transportation Authority
Revenue Series B 6.20%, 3/1/16 ..........       AA-       1,000     1,050,000

Massachusetts State Industrial Financing
Agency Revenue 0%, 8/1/05 ...............        A+       1,100       827,750

Massachusetts State Turnpike Authority
Highway Revenue 5%, 1/1/39
(AMBAC Insured) .........................      AAA        2,000     1,667,500
                                                                   ----------
                                                                    3,545,250
                                                                   ----------
MICHIGAN--2.7%
St. Johns Public Schools 5.10%, 5/1/25
(FGIC Insured) ..........................      AAA        1,000       898,750

Williamston Michigan Community School
General Obligation 5.50%, 5/1/25
(MBIA Insured) ..........................      AAA        1,725     1,640,906
                                                                   ----------
                                                                    2,539,656
                                                                   ----------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)         VALUE
                                           -----------  ----------  -----------
MISSISSIPPI--1.7%
Lowndes County Solid Waste Disposal &
Pollution Control Revenue Project A
6.80%, 4/1/22 ...........................        A       $1,450    $1,578,687

NEVADA--1.8%
Clark County School District General Obligation
Series B 0%, 6/1/03 (MBIA Insured) ......      AAA        2,000     1,697,500

NEW JERSEY--1.7%
Camden County  Municipal Utilities Authority
Sewer Revenue Bond Series B  0%, 9/1/11
(FGIC Insured) ..........................      AAA        3,000     1,582,500

NEW YORK--9.0%
New York State Dormitory Authority Revenue
Series U Pre-refunded 6.375%, 7/1/08 ....      BBB+         575       613,094

Niagara Falls Bridge Commission Toll Revenue
Series B 5.25%, 10/1/15 (FGIC Insured) ..      AAA        4,000     3,870,000

Port Authority of New York & New Jersey
Special Obligation Revenue 6.75%, 10/1/11       NR        3,000     3,161,250

Suffolk County Industrial Development
Agency Revenue 5.50%, 1/1/23 ............       NR        1,000       878,750
                                                                   ----------
                                                                    8,523,094
                                                                   ----------
NORTH CAROLINA--1.6%
North Carolina Municipal Power Agency
Revenue Bond 6%, 1/1/09 (AMBAC
Insured) ................................      AAA        1,385     1,469,831

PENNSYLVANIA--9.3%
Delaware Valley Regional Finance Authority
Revenue Series B 5.70%, 7/1/27 (AMBAC
Insured) ................................      AAA        2,000     1,945,000

New Castle Area Hospital Authority Revenue
Series A 6.50%, 11/15/09 ................      Baa(b)     1,000     1,013,750

Pennsylvania Economic Development Financing
Authority Resource Recovery Revenue
Series A 6.40%, 1/1/09 ..................      BBB-       1,500     1,520,625

Pennsylvania State Finance Authority Revenue
6.60%, 11/1/09 ..........................        A        4,000     4,280,000
                                                                   ----------
                                                                    8,759,375
                                                                   ----------
SOUTH CAROLINA--2.4%
Spartanburg Sanitation Sewer Revenue
Series B 5%, 3/1/24 .....................      AAA        2,520     2,220,750

TENNESSEE--1.6%
Metropolitan Government Nashville & Davidson
County Health & Educational Facilities Board
Revenue 6%, 12/1/16 (AMBAC Isured) ......      AAA        1,500     1,556,250

                        See Notes to Financial Statements
                                                                              37

Phoenix-Goodwin Tax-Exempt Bond Fund
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)         VALUE
                                           -----------  ----------  -----------
TEXAS--5.0%
Alliance Airport Authority Special Facilities
Revenue 7%, 12/1/11 .....................      BBB-      $1,100    $1,192,125

Colorado River Municipal District Water
Revenue Pre-refunded 8.25%, 1/1/15 ......       NR          540       562,432

Hurst Euless Bedford Independent School
District General Obligation 4.75%, 8/15/28     AAA        2,000     1,625,000

San Antonio Electric & Gas Revenue
5%, 2/1/12 ..............................       AA           20        19,300

San Antonio Electric & Gas Revenue
Pre-refunded 5%, 2/1/12 .................       AA           15        14,588

Texas State Public Finance Authority Building
Revenue 6.25%, 8/1/09 (MBIA Insured) ....      AAA        1,250     1,350,000
                                                                   ----------
                                                                    4,763,445
                                                                   ----------
VIRGINIA--6.3%
Pittsylvania County Industrial Development
Authority Revenue Series A 7.30%, 1/1/04        NR          935       961,881
Pittsylvania County Industrial Development
Authority Revenue Series A 7.45%, 1/1/09        NR        3,000     3,142,500

Upper Occoquan Regional Sewer Authority
Revenue Series A 5.15%, 7/1/20
(MBIA Insured) ..........................      AAA        2,000     1,867,500
                                                                   ----------
                                                                    5,971,881
                                                                   ----------
WEST VIRGINIA--3.2%
Upshur County Solid Waste Disposal Revenue
7%, 7/15/25 .............................       NR        2,000     2,070,000

West Virginia State Housing Development
Fund Revenue 6.625%, 7/1/20
(FHA Insured) ...........................       AA        1,000     1,001,620
                                                                   ----------
                                                                    3,071,620
                                                                   ----------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)         VALUE
                                           -----------  ----------  -----------
WISCONSIN--1.7%
Wisconsin State Clean Water Revenue
Series 1 6.875%, 6/1/11 .................       AA+      $  750    $  852,188

Wisconsin State Health & Education Facilities
Authority Revenue 5.125%, 8/15/28 .......        A-       1,000       805,000
                                                                   ----------
                                                                    1,657,188
                                                                   ----------
OTHER TERRITORIES--1.7%
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Series V
6.625%, 7/1/12 ..........................        A        1,500      1,584,375

-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $89,169,932)                                      91,940,814
-----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.4%
(IDENTIFIED COST $89,169,932)                                      91,940,814
-----------------------------------------------------------------------------

SHORT TERM OBLIGATIONS--1.5%

FEDERAL AGENCY SECURITIES--1.5%
Federal Home Loan Mortgage Corp.
Discount Note 5.61%, 12/1/99 ............                 1,420     1,420,000
-----------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $1,420,000)                                        1,420,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $90,589,932)                                      93,360,814(a)
Cash and receivables, less liabilities--1.1%                        1,059,543
                                                                   ----------
NET ASSETS--100.0% ......................                         $94,420,357
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $4,467,906 and gross depreciation of $1,604,930 for federal income tax purposes. At November 30, 1999, the aggregate cost of securities for federal income tax purposes was $90,497,838.

(b)  As rated by Moodys, Fitch or Duff & Phelps.

(c) Variable or step coupon security; interest rate reflects the rate currently in effect.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At November 30, 1999, these securities amounted to a value of $3,762,237 or 4.0% of net assets.

At November 30, 1999, 44.2% of the net assets in the fund are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows:
FGIC, 16.5%.
                       See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
Investment securities at value
  (Identified cost $90,589,932)                                   $  93,360,814
Cash                                                                        651
Receivables
  Interest                                                            1,381,576
  Fund shares sold                                                       12,250
Prepaid expense                                                           2,127
                                                                  -------------
     Total assets                                                    94,757,418
                                                                  -------------
LIABILITIES
Payables
  Dividend distributions                                                 70,945
  Fund shares repurchased                                               120,587
  Investment advisory fee                                                35,153
  Distribution fee                                                       23,038
  Transfer agent fee                                                     19,485
  Financial agent fee                                                    10,208
  Trustees' fee                                                           4,258
Accrued expenses                                                         53,387
                                                                  -------------
        Total liabilities                                               337,061
                                                                  -------------
NET ASSETS                                                          $94,420,357
                                                                  =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $95,075,415
Distributions in excess of net investment income                        (70,944)
Accumulated net realized loss                                        (3,354,996)
Net unrealized appreciation                                           2,770,882
                                                                  -------------
NET ASSETS                                                          $94,420,357
                                                                  =============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $88,769,711)                    8,623,917
Net asset value per share                                                $10.29
Offering price per share $10.29/(1-4.75%)                                $10.80
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,650,646)                       546,267
Net asset value and offering price per share                             $10.34

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1999
INVESTMENT INCOME
Interest                                                            $ 5,533,088
                                                                    -----------
        Total investment income                                       5,533,088
                                                                    -----------
EXPENSES
Investment advisory fee                                                 473,237
Distribution fee, Class A                                               246,387
Distribution fee, Class B                                                66,090
Financial agent fee                                                     116,414
Transfer agent                                                          101,381
Professional                                                             28,160
Registration                                                             23,574
Printing                                                                 23,347
Custodian                                                                17,025
Trustees                                                                 17,000
                                                                    -----------
     Total expenses                                                   1,112,615
                                                                    -----------
NET INVESTMENT INCOME                                                 4,420,473
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (2,933,039)
Net realized loss on future contracts                                   (40,144)
Net change in unrealized appreciation (depreciation)
  on investments                                                     (5,382,317)
                                                                    -----------
NET LOSS ON INVESTMENTS                                              (8,355,500)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(3,935,027)
                                                                    ===========

                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended    Year Ended
                                                                                              11/30/99      11/30/98
                                                                                           -------------  ------------
FROM OPERATIONS
     Net investment income (loss)                                                          $   4,420,473  $  5,725,389
     Net realized gain (loss)                                                                 (2,973,183)     (409,566)
     Net change in unrealized appreciation (depreciation)                                     (5,382,317)    1,555,273
                                                                                           -------------  ------------
     INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              (3,935,027)    6,871,096
                                                                                           -------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income, Class A                                                           (4,019,480)   (5,342,324)
     Net investment income, Class B                                                             (222,784)     (259,422)
     Net realized gains, Class A                                                                      --       (96,887)
     Net realized gains, Class B                                                                      --        (4,637)
     In excess of net investment income, Class A                                                (713,626)     (566,555)
     In excess of net investment income, Class B                                                 (39,554)      (27,512)
                                                                                           -------------  ------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                (4,995,444)   (6,297,337)
                                                                                           -------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
     Proceeds from sales of shares (1,486,070 and 3,799,813 shares, respectively)             15,836,073    42,705,753
     Net asset value of shares issued from reinvestment of distributions
     (241,813 and 286,921 shares,respectively)                                                 2,604,501     3,230,781
     Cost of shares repurchased (2,685,504 and 5,491,445 shares, respectively)               (28,673,824)  (61,903,573)
                                                                                           -------------  ------------
Total                                                                                        (10,233,250)  (15,967,039)
                                                                                           -------------  ------------
CLASS B
     Proceeds from sales of shares (131,152 and 259,511 shares, respectively)                  1,434,341     2,940,057
     Net asset value of shares issued from reinvestment of distributions
       (9,781 and 12,310 shares, respectively)                                                   105,939       139,134
     Cost of shares repurchased (216,909 and 166,434 shares, respectively)                    (2,327,791)   (1,874,018)
                                                                                           -------------  ------------
Total                                                                                           (787,511)    1,205,173
                                                                                           -------------  ------------
     DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                          (11,020,761)  (14,761,866)
                                                                                           -------------  ------------
     NET DECREASE IN NET ASSETS                                                              (19,951,232)  (14,188,107)
NET ASSETS
     Beginning of period                                                                     114,371,589   128,559,696
                                                                                           -------------  ------------
     END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF
       ($70,944) AND ($114,135), RESPECTIVELY)                                             $  94,420,357  $114,371,589
                                                                                           =============  ============

                                         See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund
                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS A
                                                                   ----------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30
                                                                 -----------------------------------------------------
                                                                   1999        1998       1997        1996       1995
Net asset value, beginning of period                             $11.21       $11.17     $11.28      $11.40     $10.09
INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss)                                  0.52         0.57       0.59        0.60       0.61
     Net realized and unrealized gain (loss)                      (0.92)        0.20       0.05       (0.12)      1.34
                                                                 ------       ------     ------      ------     ------
        TOTAL FROM INVESTMENT OPERATIONS                          (0.40)        0.77       0.64        0.48       1.95
                                                                 ------       ------     ------      ------     ------
LESS DISTRIBUTIONS
     Dividends from net investment income                         (0.44)       (0.53)     (0.59)      (0.60)     (0.61)
     Dividends in excess of net investment income                 (0.08)       (0.11)        --          --         --
     Dividends from net realized gains                               --        (0.09)     (0.16)         --      (0.03)
                                                                 ------       ------     ------      ------     ------
        TOTAL DISTRIBUTIONS                                       (0.52)       (0.73)     (0.75)     (0.60)      (0.64)
                                                                 ------       ------     ------      ------     ------
Change in net asset value                                         (0.92)        0.04      (0.11)     (0.12)       1.31
                                                                 ------       ------     ------      ------     ------
NET ASSET VALUE, END OF PERIOD                                   $10.29       $11.21     $11.17      $11.28     $11.40
                                                                 ======       ======     ======      ======     ======
Total return(1)                                                   (3.66)%       5.75%      6.04%       4.30%     19.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $88,770     $107,371   $122,763    $136,558   $147,821
RATIO TO AVERAGE NET ASSETS OF:
     Operating expenses                                            1.01%        0.97%      0.96%       0.94%      0.97%
     Net investment income (loss)                                  4.25%        4.77%      5.36%       5.42%      5.65%
Portfolio turnover                                                   18%          14%        15%         27%        25%

                                                                                          CLASS B
                                                                   ----------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30
                                                                   ----------------------------------------------------
                                                                  1999        1998        1997        1996       1995
Net asset value, beginning of period                             $11.25       $11.22     $11.32      $11.44     $10.12
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    0.45         0.48       0.50        0.52       0.53
   Net realized and unrealized gain (loss)                        (0.93)        0.19       0.06       (0.12)      1.35
                                                                 ------       ------     ------      ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                             (0.48)        0.67       0.56        0.40       1.88
                                                                 ------       ------     ------      ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                           (0.37)       (0.45)     (0.50)      (0.52)     (0.53)
   Dividends in excess of net investment income                   (0.06)       (0.10)        --          --         --
   Dividends from net realized gains                                 --        (0.09)     (0.16)         --      (0.03)
                                                                 ------       ------     ------      ------     ------
     TOTAL DISTRIBUTIONS                                          (0.43)       (0.64)     (0.66)      (0.52)     (0.56)
                                                                 ------       ------     ------      ------     ------
Change in net asset value                                         (0.91)        0.03      (0.10)      (0.12)      1.32
                                                                 ------       ------     ------      ------     ------
NET ASSET VALUE, END OF PERIOD                                   $10.34       $11.25     $11.22      $11.32     $11.44
                                                                 ======       ======     ======      ======    ======
Total return(1)                                                   (4.35)%       4.97%      5.13%       3.60%     19.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $5,651       $7,001     $5,797      $4,762     $3,142
RATIO TO AVERAGE NET ASSETS OF:
     Operating expenses                                            1.76%        1.69%      1.71%       1.69%      1.72%
     Net investment income (loss)                                  3.51%        3.98%      4.60%       4.68%      4.90%
Portfolio turnover                                                   18%          14%        15%         27%        25%

(1)  Maximum sales charges are not reflected in the total return calculation.

                        See Notes to Financial Statements

PHOENIX-SENECA MID CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GAIL SENECA, PH.D., AND RICHARD LITTLE, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Fund may invest in companies of all sizes, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity, and increased competitive threat.

Q: HOW HAS THE FUND PERFORMED DURING THE LAST 12 MONTHS?

A: For the one-year reporting period that ended November 30, 1999, Class A shares returned 42.14% and Class B shares returned 41.06% compared with a return of 21.37% for the S&P MidCap 400 Index 1. Investors should consider all performance periods and the effect of the past 12 months' strong stock market when evaluating funds. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: COULD YOU PROVIDE A BRIEF REVIEW OF THE MARKET?

A: In this year's volatile and spotty market, growth stocks, led by the largest technology companies and Internet stocks, were the clear winners. This year's growth stock advantage continues a two-year trend, during which "growth" has outperformed "value" by a wide margin. As a result, today's growth stocks sport their highest valuations ever.

     We believe these valuations are sustainable. The corporate fundamentals of "growth" stocks today are excellent. Real returns on equity are at all-time highs, meaning that companies are leveraging their capital effectively. Revenue and earnings growth of the largest technology companies is in double-digit territory, a remarkable achievement for multibillion-dollar enterprises. Research and development spending and current capital spending are robust, suggesting investment for future growth.

     The moderation of the boom/bust cycle in the overall economy should also help sustain generous growth stock valuations. Due largely to technology improvements, inventory-led booms and busts have been notably absent for the last 10 years. Instead, the economy oscillates modestly, pausing only for short and shallow downturns. In this more tempered business cycle environment, it is difficult for cyclical companies to gain relative advantage. In contrast, growth stocks prosper.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Good stock selection and the outperformance of "growth" sectors, such as technology, helped produce these strong results. Our equity style concentrates on growth companies that are currently profitable and should be able to expand their profitability going forward. Some of the best performing stocks in the fund included VERITAS Software, a maker of computer storage management products, which was our largest holding, and Xilinx, a producer of programmable semiconductors, which was our third largest holding.

     The portfolio also benefited from limited exposure to the financial services and health-care sectors, which continued to underperform. Two of our most disappointing stocks were DLJ, a financial services company, and Wellpoint, a managed health-care company.

1 THE S&P MIDCAP 400 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF MID-CAPITALIZATION COMPANIES. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: Aiming to keep the economy from overheating, the Fed has raised interest rates three-quarters of a percentage point since June. Rate increases usually put a damper on stock indices but not this year. That is because the technology and Internet stocks that have been propelling the market do not rely on banks or the bond markets for their capital needs. And, so the Fed finds itself in a corner. On the one hand, inflation does not seem to be in evidence. But, the economy is considerably stronger than the Fed would like it to be, largely because of consumer spending, which is being driven, in large part, by the rising stock market.

     We believe the Fed will probably raise rates again, possibly in February by 25 basis points and maybe even again in April if consumer spending continues to drive the economy. On the positive side, we expect corporate profits to remain strong, driven by technology. And, assuming any pre-emptive rate increases have the desired effect, it is likely that the Fed will take a relaxed or at least neutral bias in the second half of the year.

     Our equity style concentrates on growth companies that are currently profitable and should be able to expand their profitability going forward. We believe this style will continue to lead the market in the next millennium, but, of course, past performance is not a guarantee of future performance.

                                                               DECEMBER 21, 1999

Phoenix-Seneca Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS 1                            PERIOD ENDING 11/30/99

                                                                           INCEPTION     INCEPTION
                                       1 YEAR     5 YEARS     10 YEARS    TO 11/30/99       DATE
                                       ------     -------     --------    -----------    ---------
Class A Shares at NAV 2                 42.14%      18.93%      17.54%           --            --
Class A Shares at POP 3                 35.39       17.77       16.97            --            --
Class B Shares at NAV 2                 41.06       18.03          --         17.04%      7/18/94
Class B Shares with CDSC 4              37.06       18.03          --         17.04       7/18/94
S&P MidCap 400 Index 6                  21.37       21.86       17.06         19.57%      7/18/94

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

5 This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.

6 The S&P MidCap 400 Index is an unmanaged, commonly used measure of mid cap stock total return performance.The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 11/30
                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SENECA MID-CAP FUND
                           Phoenix-Seneca                     S&P Mid Cap
                           Mid Cap Fund Class A5              400 Index
11/30/89                  $9,525                             $10,000
11/30/90                   11,169                             9,288
11/29/91                   15,724                             13,191
11/30/92                   18,309                             15,972
11/30/93                   19,946                             17,977
11/30/94                   20,151                             17,972
11/30/95                   25,768                             23,810
11/29/96                   29,251                             28,280
11/28/97                   31,627                             36,047
11/30/98                   33,728                             39,795
11/30/99                   47,940                             48,298

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       11/30/99
                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

As a percentage of equity holdings

Technology                    57%
Consumer Cyclicals            16
Consumer Staples              8
Health-Care                   7
Energy                        6
Financials                    3
Basic Materials               2
Other                         1

Phoenix-Seneca Mid Cap Fund

 TEN LARGEST HOLDINGS AT NOVEMBER 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

1.  VERITAS Software Corp.                                   4.9%
    A MAKER OF COMPUTER STORAGE MANAGEMENT PRODUCTS
2.  MedImmune, Inc.                                          4.6%
    BIOTECHNOLOGY COMPANY
3.  Xilinx, Inc.                                             4.4%
    A PRODUCER OF PROGRAMMABLE SEMICONDUCTORS
4.  LSI Logic Corp.                                          4.4%
    MANUFACTURES INTEGRATED CIRCUITS
5.  KLA-Tencor Corp.                                         4.3%
    DEVELOPS ELECTRO-OPTICAL TEST SYSTEMS
6.  SDL, Inc.                                                4.3%
    MANUFACTURES SEMICONDUCTORS AND CIRCUITS
7.  Comverse Technology, Inc.                                4.3%
    DEVELOPS AND MARKETS COMPUTER SYSTEMS
8.  AMFM, Inc.                                               4.2%
    OWNS AND OPERATES 92 FM AND 33 AM RADIO STATIONS
9.  Gemstar International Group Ltd.                         4.2%
    DEVELOPS SYSTEMS RELATED TO TELEVISION PROGRAMMING
10. Outdoor Systems, Inc.                                    4.1%
    OPERATES MALL AND TRANSIT ADVERTISING DISPLAYS

                        INVESTMENTS AT NOVEMBER 30, 1999
                                                       SHARES        VALUE
                                                      ----------  -----------
COMMON STOCK--97.0%

BANKS (REGIONAL)--3.3%
UnionBanCal Corp ....................................   254,730   $11,224,041

BIOTECHNOLOGY--4.6%
MedImmune, Inc.(b) ..................................   129,120    15,518,610

BROADCASTING (TELEVISION, RADIO & CABLE)--8.3%
AMFM, Inc.(b) .......................................   199,800    14,123,362
EchoStar Communications Corp.(b) ....................   211,500    13,972,219
                                                                  -----------
                                                                   28,095,581
                                                                  -----------

COMMUNICATIONS EQUIPMENT--9.6%
American Tower Corp., Class A(b) ....................   359,560     9,393,505
Comverse Technology, Inc.(b) ........................   120,000    14,505,000
General Motors Corp. Class H(b) .....................    87,500     7,492,187
TeleCorp PCS, Inc.(b) ...............................    33,550     1,209,897
                                                                  -----------
                                                                   32,600,589
                                                                  -----------
COMPUTERS (HARDWARE)--3.8%
Copper Mountain Networks, Inc.(b) ...................    43,870     3,660,403
Extreme Networks, Inc.(b) ...........................   140,080     9,297,810
                                                                  -----------
                                                                   12,958,213
                                                                  -----------
COMPUTERS (SOFTWARE & SERVICES)--11.6%
Ariba, Inc.(b) ......................................    35,000     6,319,687
Exodus Communications, Inc.(b) ......................    84,540     9,114,469
Redback Networks Inc.(b) ............................    52,500     7,346,719
VERITAS Software Corp.(b) ...........................   181,440    16,613,100
                                                                  -----------
                                                                   39,393,975
                                                                  -----------
                                                       SHARES        VALUE
                                                      ----------  -----------
ELECTRONICS (SEMICONDUCTORS)--20.6%
LSI Logic Corp.(b) ..................................   244,540   $14,779,386
PMC-Sierra, Inc.(b) .................................   114,990    11,851,157
RF Micro Devices, Inc.(b) ...........................   203,800    13,845,663
SDL, Inc.(b) ........................................   89,190_    14,515,673
Xilinx, Inc.(b) .....................................   168,170    15,051,215
                                                                  -----------
                                                                   70,043,094
                                                                  -----------
EQUIPMENT (SEMICONDUCTOR)--10.4%
KLA-Tencor Corp.(b) .................................   173,620    14,681,741
Lam Research Corp.(b) ...............................   125,000     9,703,125
Teradyne, Inc.(b) ...................................   250,000    10,890,625
                                                                  -----------
                                                                   35,275,491
                                                                  -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.6%
VISX, Inc.(b) .......................................   115,000     8,919,688

OIL & GAS (DRILLING & EQUIPMENT)--5.7%
Nabors Industries, Inc.(b) ..........................   355,690     9,448,015
Weatherford International, Inc.(b) ..................   287,000    10,027,063
                                                                  -----------
                                                                   19,475,078
                                                                  -----------

PAPER & FOREST PRODUCTS--1.3%
Smurfit-Stone Container Corp.(b) ....................   222,700     4,273,056

RETAIL (COMPUTERS & ELECTRONICS)--3.2%
Tandy Corp ..........................................   140,970    10,801,826

RETAIL (SPECIALTY-APPAREL)--2.4%
TJX Companies, Inc. (The) ...........................   305,600     8,002,900

                        See Notes to Financial Statements

Phoenix-Seneca Mid Cap Fund
                                                       SHARES        VALUE
                                                      ----------  -----------

SERVICES (ADVERTISING/MARKETING)--4.1%
Outdoor Systems, Inc.(b) ............................   316,450   $14,082,025

SERVICES (COMMERICAL & CONSUMER)--5.5%
Crown Castle International Corp.(b) .................   223,200     4,701,150
Gemstar International Group, Ltd.(b) ................   125,000    14,093,750
                                                                  -----------
                                                                   18,794,900
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL COMMON STOCK
(IDENTIFIED COST $231,422,771)                                    329,459,067
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.4%

PAPER & FOREST PRODUCTS--0.4%
Grupo Industrial Durango S.A. (Mexico)(b) ...........   128,600     1,374,413
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,231,077)                                        1,374,413
-----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.4%
(IDENTIFIED COST $232,653,848)                                    330,833,480
-----------------------------------------------------------------------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          -----------    -----    -----------
SHORT-TERM OBLIGATIONS--3.8%

FEDERAL AGENCY SECURITIES--2.4%
Federal Home Loan Bank Discount Note
5.57% 12/1/99 ...........................                $1,860   $ 1,860,000

Federal Home Loan Mortgage Corp.
Discount Note 5.61%, 12/1/99 ............                 6,155     6,155,000
                                                                 ------------
                                                                    8,015,000
                                                                 ------------
COMMERCIAL PAPER--1.5%
Exxon Imperial, Inc. 5.50%,12/2/99 ......     A-1+        5,000     4,999,236
-----------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $13,014,236) ...........                          13,014,236
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--101.3%
(IDENTIFIED COST $245,668,084) ..........                         343,847,716(a)
Cash and receivables, less liabilities--(1.3%)                     (4,410,326)
                                                                 ------------
NET ASSETS--100.0% ......................                        $339,437,390
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $101,207,738 and gross depreciation of $3,028,106 for federal income tax purposes. At November 30, 1999, the aggregate cost of securities for federal income tax purposes was $245,668,084.

(b)  Non-income producing.

See Notes to Financial Statements

Phoenix-Seneca Mid Cap Fund
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
Investment securities at value
  (Identified cost $245,668,084)                                 $  343,847,716
Short-Term investments held as collateral for
  loaned securities                                                  11,807,420
Cash                                                                      5,659
Receivables
  Fund shares sold                                                      151,986
  Interest and dividends                                                 16,785
Prepaid expense                                                           5,644
                                                                 --------------
        Total assets                                                355,835,210
                                                                 --------------
LIABILITIES
Payables
   Collateral on securities loaned                                   11,807,420
   Investment securities purchased                                    2,437,331
   Fund shares repurchased                                            1,525,248
   Investment advisory fee                                              208,912
   Transfer agent fee                                                   118,699
   Distribution fee                                                      81,202
   Financial agent fee                                                   19,994
   Trustees' fee                                                          4,258
Accrued expenses                                                        194,756
                                                                 --------------
        Total liabilities                                            16,397,820
                                                                 --------------
NET ASSETS                                                          339,437,390
                                                                 --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    214,654,997
Accumulated net realized gain                                        26,602,761
Net unrealized appreciation                                          98,179,632
                                                                 --------------
NET ASSETS                                                         $339,437,390
                                                                 ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $320,459,977)                  14,166,276
Net asset value per share                                                $22.62
Offering price per share $22.62/(1-4.75%)                                $23.75

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,977,413)                      885,335
Net asset value and offering price per share                             $21.44

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME
Dividends                                                             $ 960,571
Interest                                                                681,309
Security lending income                                                  41,168
                                                                   ------------
     Total investment income                                          1,683,048
                                                                   ------------
EXPENSES
Investment advisory fee                                               2,261,328
Distribution fee, Class A                                               712,470
Distribution fee, Class B                                               165,224
Financial agent fee                                                     242,473
Transfer agent                                                          679,651
Printing                                                                194,303
Professional                                                             47,023
Custodian                                                                31,071
Registration                                                             26,919
Trustees                                                                 17,000
Miscellaneous                                                            17,352
                                                                   ------------
     Total expenses                                                   4,394,814
     Custodian fees paid indirectly                                      (8,980)
                                                                   ------------
     Net expenses                                                     4,385,834
                                                                   ------------
NET INVESTMENT LOSS                                                  (2,702,786)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      29,467,611
Net change in unrealized appreciation (depreciation) on
  investments                                                        81,075,738
                                                                   ------------
NET GAIN ON INVESTMENTS                                             110,543,349
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $107,840,563
                                                                   ============

                        See Notes to Financial Statements

Phoenix-Seneca Mid Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended      Year Ended
                                                                                              11/30/99        11/30/98
                                                                                             ----------      -----------
FROM OPERATIONS
   Net investment loss                                                                      $ (2,702,786)    $ (467,524)
   Net realized gain                                                                          29,467,611     61,746,081
   Net change in unrealized appreciation (depreciation)                                       81,075,738    (38,514,321)
                                                                                            ------------    ------------
   INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          107,840,563     22,764,236
                                                                                            ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains, Class A                                                               (57,917,557)   (33,084,355)
   Net realized gains, Class B                                                                (3,411,419)    (1,776,186)
                                                                                            ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                 (61,328,976)   (34,860,541)
                                                                                            ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (3,941,723 and 2,824,332 shares, respectively)               75,023,915     55,807,991
   Net asset value of shares issued from reinvestment of distributions
     (3,259,092 and 1,780,474 shares, respectively)                                           55,010,407     32,263,501
   Cost of shares repurchased (7,070,190 and 8,014,004 shares, respectively)                (133,053,542)  (157,423,669)
                                                                                            ------------    ------------
Total                                                                                         (3,019,220)   (69,352,177)
                                                                                            ------------    ------------
CLASS B
     Proceeds from sales of shares (118,234 and 92,246 shares, respectively)                   2,053,280      1,729,101
     Net asset value of shares issued from reinvestment of distributions
       (195,577 and 96,993 shares, respectively)                                               3,150,463      1,705,266
     Cost of shares repurchased (246,309 and 295,559 shares, respectively)                    (4,272,459)    (5,608,396)
                                                                                            ------------    ------------
Total                                                                                            931,284     (2,174,029)
                                                                                            ------------    ------------
     DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                           (2,087,936)   (71,526,206)
                                                                                            ------------    ------------
     NET INCREASE (DECREASE) IN NET ASSETS                                                    44,423,651    (83,622,511)

NET ASSETS
     Beginning of period                                                                     295,013,739     378,636,250
                                                                                            ------------    ------------
     END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
       INCOME OF $0 AND $0, RESPECTIVELY.)                                                  $339,437,390    $295,013,739
                                                                                            ============    ============

                        See Notes to Financial Statements

Phoenix-Seneca Mid Cap Fund
                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS A
                                                                ------------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30
                                                                ------------------------------------------------------
                                                                 1999        1998        1997        1996        1995
Net asset value, beginning of period                            $19.90      $20.64      $21.65      $22.03      $18.03
INCOME FROM INVESTMENT OPERATIONS(4)
     Net investment income (loss)                                (0.16)(1)    0.01       (0.02)(1)   (0.03)(1)    0.05(1)
     Net realized and unrealized gain (loss)                      7.10        1.18        1.52        2.53        4.74
                                                                ------      ------      ------      ------      ------
        TOTAL FROM INVESTMENT OPERATIONS                          6.94        1.19        1.50        2.50        4.79
                                                                ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
     Dividends from net investment income                           --          --          --          --       (0.06)
     Dividends from net realized gains                           (4.22)      (1.93)      (2.51)      (2.88)      (0.73)
                                                                ------      ------      ------      ------      ------
        TOTAL DISTRIBUTIONS                                      (4.22)      (1.93)      (2.51)      (2.88)      (0.79)
                                                                ------      ------      ------      ------      ------
Change in net asset value                                         2.72       (0.74)      (1.01)      (0.38)       4.00
                                                                ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                  $22.62      $19.90      $20.64      $21.65      $22.03
                                                                ======      ======      ======      ======      ======
Total return(2)                                                  42.14%       6.64%       8.12%      13.52%      27.87%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (thousands)                    $320,460    $279,326    $360,053    $451,474    $487,674
RATIO TO AVERAGE NET ASSETS OF:
     Operating expenses                                           1.41%(3)    1.30%       1.33%       1.35%       1.42%
     Net investment income (loss)                                (0.86)%     (0.10)%     (0.08)%     (0.17)%      0.28%
Portfolio turnover                                                 177%        379%        161%        242%        218%

                                                                                         CLASS B
                                                                ------------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30
                                                                ------------------------------------------------------
                                                                 1999        1998        1997        1996        1995
Net asset value, beginning of period                            $19.18      $20.11      $21.30      $21.85      $17.97
INCOME FROM INVESTMENT OPERATIONS(4)
     Net investment income (loss)                                (0.28)(1)   (0.18)      (0.16)(1)   (0.18)(1)   (0.12)(1)
     Net realized and unrealized gain (loss)                      6.76        1.18        1.47        2.51        4.75
                                                                ------      ------      ------      ------      ------
       TOTAL FROM INVESTMENT OPERATIONS                           6.48        1.00        1.31        2.33        4.63
                                                                ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
     Dividends from net investment income                           --          --          --          --       (0.02)
     Dividends from net realized gains                           (4.22)      (1.93)      (2.50)      (2.88)      (0.73)
                                                                ------      ------      ------      ------      ------
        TOTAL DISTRIBUTIONS                                      (4.22)      (1.93)      (2.50)      (2.88)      (0.75)
                                                                ------      ------      ------      ------      ------
Change in net asset value                                         2.26       (0.93)      (1.19)      (0.55)       3.88
                                                                ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                  $21.44      $19.18      $20.11      $21.30      $21.85
                                                                ======      ======      ======      ======      ======
Total return(2)                                                  41.06%       5.80%       7.27%      12.75%      26.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $18,977     $15,688     $18,583     $17,599     $10,908

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                             2.16%(3)    2.04%       2.08%       2.11%       2.18%
   Net investment income (loss)                                  (1.61)%     (0.85)%     (0.85)%     (0.92)%     (0.58)%
   Portfolio turnover                                              177%        379%        161%        242%        218%

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in total return calculation.
(3) The ratio of expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

     The Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, five Funds are offered for sale: International Fund, Real Estate Securities Fund, Emerging Markets Bond Fund, Tax-Exempt Bond Fund and Mid Cap Fund. Each Fund has distinct investment objectives. The International Fund seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Fund seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Fund seeks to achieve high current income with a secondary objective of long-term capital appreciation. The Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Mid Cap Fund seeks as its investment objective long-term appreciation of capital.

     The Trust offers both Class A and Class B shares on each Fund and one additional class of shares, Class C on International Fund and Emerging Markets Bond Fund. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts except for the Tax-Exempt Bond Fund which amortizes both premiums and discounts over the life of the respective securities using the effective interest method.

C. INCOME TAXES:

     Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999 (CONTINUED)

F. FORWARD CURRENCY CONTRACTS:

     The International Fund, Emerging Markets Bond Fund and Mid Cap Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Real Estate Securities Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

     Each Fund (other than Real Estate Securities Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

     Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

     The Funds may purchase options which are included in the Fund's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. LOAN AGREEMENTS:

     The Trust may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

J. SECURITY LENDING:

     The Trust (with the exception of the Real Estate Securities Fund) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers, Harriman, custodian for the International Fund. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999 (CONTINUED)

securities or in the foreclosure on collateral. At November 30, 1999, the Trust had the following market value of security loans and collateral:

                                              Value of
                                             Securities              Value of
                                              on Loan               Collateral
                                            ------------           -------------
Mid Cap Fund .............................   $11,498,566            $11,807,420

K. EXPENSES:

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

L. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

     The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL"), and Duff & Phelps Investment Management ("DPIM") Co., an indirect wholly-owned subsidiary of PHL, the Adviser for the Real Estate Securities Fund, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                     1st             $1-2          $2+
                                  $1 Billion        Billion      Billion
                                  ----------        -------      -------
International Fund................   0.75%           0.70%        0.65%
Real Estate Securities Fund.......   0.75%           0.70%        0.65%
Emerging Markets Bond Fund........   0.75%           0.70%        0.65%
Tax-Exempt Bond Fund..............   0.45%           0.40%        0.35%
Mid Cap Fund......................   0.75%           0.70%        0.65%

     The respective Advisers have agreed to reimburse the Real Estate Securities Fund to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% of the average daily net assets for Class A shares, and 2.05% of the average daily net assets for Class B shares.

     Aberdeen Fund Managers, Inc. ("Aberdeen") is subadvisor to the International Fund, Aberdeen is a subsidiary of Aberdeen Asset Management PLC. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix International Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

     Seneca Capital Management LLC ("Seneca") is subadvisor to the Mid Cap Fund, a majority of the equity interests of Seneca is owned by Phoenix Investment Partners, Ltd. For its services, Seneca is paid a fee by the Adviser ranging from 0.375% through 0.325% of the average daily net assets of the Mid Cap Fund.

     Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $97,677 for Class A shares and deferred sales charges of $391,750 for Class B shares and $10,658 for Class C shares for the year ended November 30, 1999. In addition, each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each Portfolio. The distributor has advised the Trust that of the total amount expensed for the year ended November 30, 1999, $1,060,487 was retained by the Distributor and $1,310,508 was paid out to unaffiliated Participant and $236,380 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

     PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1999, transfer agent fees were $1,462,961 of which PEPCO retained $539,147 which is net of fees paid to State Street.

     At November 30, 1999 PHL and its affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:

                                                                      Aggregate
                                                                      Net Asset
                                                           Shares       Value
                                                         ---------   -----------
International Fund
              --Class C ...........................          7,809    $ 114,402
Real Estate Securities Fund
              --Class A ...........................        540,778    6,088,044
              --Class B ...........................         12,840      141,754
Emerging Markets Bond Fund
              --Class A ...........................      2,083,489   16,042,865
              --Class B ...........................         17,508      113,061
Tax-Exempt Bond Fund
              --Class A ...........................            280        2,881

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the year ended November 30, 1999 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                                 Purchases              Sales
                                                ------------       -------------
International Fund ........................     $138,573,761       $188,343,642
Real Estate Securities Fund ...............        7,915,943         17,436,749
Emerging Markets Bond Fund ................      312,790,341        290,272,126
Tax-Exempt Bond Fund ......................       18,896,871         31,875,971
Mid Cap Fund ..............................      510,742,458        579,956,383

4. FORWARD CURRENCY CONTRACTS

     As of November 30, 1999, the Emerging Market Bond Fund had entered into the following forward currency contracts which contractually obligate the Fund to deliver/buy currencies at specified dates:

                                                                      Net
                            In                                    Unrealized
   Contracts             Exchange     Settlement                 Appreciation
To Deliver/Buy              For          Date          Value    (Depreciation)
------------------    -------------    -------      ----------  --------------
JPY      1,300,000     US     11,194      3/6/00      $  9,409    $  (1,785)
JPY    164,750,000     US  1,396,444     3/14/00     1,648,870      252,426
JPY   (164,920,000)    US (1,458,179)    3/14/00    (1,648,870)    (190,691)
                                                                  ---------
                                                                  $  59,950
                                                                  =========
JPY = Japanese Yen

US  = U.S. Dollar

5. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts. Given the uncertain economic condition of Russia and the defaults that have occurred, there is no guarantee that continued payments on Russian government bonds will be made.

6. CAPITAL LOSS CARRYOVERS

     The following Funds have capital loss carryovers which may be used to offset future capital gains.

                                             Real Estate   Emerging  Tax-Exempt
                                             Securities     Markets     Bond
Expiration Date                                 Fund         Fund       Fund
---------------                              -----------   --------  ----------
2006 ................................         $   70,513 $42,839,795 $  381,648
2007 ................................          1,889,262   3,990,182  2,973,348
                                             ----------- ----------- ----------
  Total .............................         $1,959,775 $46,829,977 $3,354,996
                                             =========== =========== ==========
7. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, each Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1999, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                   Capital paid
                                   Undistributed   Accumulated     in on shares
                                  net investment   net realized   of beneficial
                                      income        gain (loss)      interest
                                  --------------   -------------  --------------
International Fund                  $  471,438     $  (669,276)     $ 197,838
Real Estate Securities Fund              4,061               0         (4,061)
Emerging Markets Bond Fund            (386,459)        460,452        (73,993)
Tax-Exempt Bond Fund                   618,162         (29,724)      (588,438)
Mid Cap Fund                         2,702,786      (2,703,765)           979

TAX NOTICE (UNAUDITED)

     For the fiscal year ended November 30, 1999, the Tax-Exempt Bond Fund distributed $4,161,165 of exempt-interest dividends. For the fiscal year ended November 30, 1999, the following Funds distributed long-term capital gains dividends as follows:

International Fund.............................          $19,429,556
Mid Cap Fund...................................           34,894,348

This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS
                               [GRAPHIC OMITTED]

PRICEWATERHOUSECOOPERS

To the Trustees and Shareholders of
Phoenix Multi-Portfolio Fund

     In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Aberdeen International Fund, the Phoenix-Duff & Phelps Real Estate Securities Fund, the Phoenix-Goodwin Emerging Markets Bond Fund, the Phoenix-Goodwin Tax-Exempt Bond Fund and the Phoenix-Seneca Mid Cap Fund (formerly known as Phoenix International Portfolio, Phoenix Real Estate Securities Portfolio, Phoenix Emerging Markets Bond Portfolio, Phoenix Tax-Exempt Bond Portfolio and Phoenix Mid Cap Portfolio) (constituting the Phoenix Multi-Portfolio Fund, hereafter referred to as the "Fund") at November 30, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

/S/PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
January 14, 2000

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of the Phoenix Multi-Portfolio Fund was held on October 27, 1999 to approve the following matters:

 1. Fix the number of trustees at twelve and elect such number as detailed below.

 2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending November 30, 1999.

On the record date for this meeting, there were 54,871,931 shares outstanding and 58.32% of the shares outstanding and entitled to vote that were present by proxy.

NUMBER OF VOTES

                                                             FOR       WITHHELD
                                                            -----     ----------
1.  Election of Trustees
    Robert Chesek                                         31,336,675    666,831
    E. Virgil Conway                                      31,320,841    682,665
    Harry Dalzell-Payne                                   31,322,152    681,354
    Francis E. Jeffries                                   31,333,522    669,984
    Leroy Keith, Jr.                                      31,348,335    655,171
    Philip R. McLoughlin                                  31,346,097    657,409
    Everett L. Morris                                     31,326,190    677,316
    James M. Oates                                        31,346,182    657,324
    Calvin J. Pedersen                                    31,347,028    656,478
    Herbert Roth, Jr.                                     31,314,269    689,237
    Richard E. Segerson                                   31,349,861    653,645
    Lowell P. Weicker, Jr.                                31,252,064    751,442

                                                FOR         AGAINST     ABSTAIN
                                              ----------    -------     -------
2.  PricewaterhouseCoopers LLP                31,029,934    190,371     783,201

PHOENIX MULTI-PORTFOLIO FUND

101 Munson Street
Greenfield, MA 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Robert S. Driessen, Vice President
Timothy M. Heaney, Vice President
Ron K. Jacks, Vice President
Peter S. Lannigan, Vice President
Richard D. Little, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Michael Schatt, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.
(Phoenix-Duff & Phelps Real Estate Securities Fund)

55 East Monroe Street, Suite 3600
Chicago, IL 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

CUSTODIANS
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Brown Brothers Harriman & Co.
(Phoenix-Aberdeen International Fund)
40 Water Street
Boston, MA 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

HOW TO CONTACT US
The Fund Connection              1-800-243-1574
Customer Service                 1-800-243-1574 (option 0)
Investment Strategy Hotline      1-800-243-4361 (option 2)
Marketing Department             1-800-243-4361 (option 3)
Text Telephone                   1-800-243-1926
WWW.PHOENIXINVESTMENTS.COM

                                                                PRSRT STD
                                                              U.S. Postage
                                                                  PAID
                                                                 Andrew
                                                               Associates
PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200

[GRAPHIC OMITTED]
PHOENIX
INVESTMENT PARTNERS
                                 PXP 490 (1/00)